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CONSECO SERIES TRUST

December 31, 2000


ANNUAL REPORT








                                                      Conseco 20 Focus Portfolio
                                                                Equity Portfolio
                                                              Balanced Portfolio
                                                            High Yield Portfolio
                                                          Fixed Income Portfolio
                                                 Government Securities Portfolio
                                                          Money Market Portfolio

CONSECO SERIES TRUST
TABLE OF CONTENTS

2000 ANNUAL REPORT

================================================================================

A Message from the President........................................    3
Statements of Assets and Liabilities................................    6
Statements of Operations............................................    6
Statements of Changes in Net Assets.................................    8

CONSECO 20 FOCUS PORTFOLIO
   Portfolio Manager's Review.......................................   10
   Schedule of Investments .........................................   11

EQUITY PORTFOLIO
   Portfolio Manager's Review.......................................   12
   Schedule of Investments..........................................   13

BALANCED PORTFOLIO
   Portfolio Managers' Review.......................................   20
   Schedule of Investments..........................................   21

HIGH YIELD PORTFOLIO
   Portfolio Managers' Review.......................................   30
   Schedule of Investments .........................................   31

FIXED INCOME PORTFOLIO
   Portfolio Managers' Review.......................................   34
   Schedule of Investments..........................................   35

GOVERNMENT SECURITIES PORTFOLIO
   Portfolio Manager's Review.......................................   40
   Schedule of Investments..........................................   41

MONEY MARKET PORTFOLIO
   Portfolio Manager's Review.......................................   44
   Schedule of Investments .........................................   45

Notes to Financial Statements.......................................   48
Financial Highlights................................................   51
Report of Independent Accountants...................................   58

   This report is for the information of Conseco Series Trust contract owners.
     It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

CONSECO SERIES TRUST

A MESSAGE FROM THE PRESIDENT

================================================================================

Dear Fellow Shareholder:

   The year proved to be a tale of two highly disparate markets, which reflected "the best of times and the worst of times."

THREE QUARTERS OF BENCHMARK PERFORMANCE

   For nearly three full quarters, the volatile stock markets and the bear bond markets played directly to our investment strengths and strategies.

   In fact, as we entered the fourth quarter, our bottom-up research and strict adherence to fundamental analysis had enabled us to navigate through some of this market volatility.

THE "PERFECT STORM"

   In mid-October, the "irrational exuberance" that helped fuel the equity markets' steep growth turned into an irrational retreat. An equity sell-off gathered steam as investors overreacted to the heavy economic brake pressure created by the Fed's interest-rate tightenings.

   By the end of November, the markets were dominated by short-term thinking. Investors bought based on rumor and sold in response to news--or rumors--of earnings shortfalls and slowing growth projections. Caught up in this morass, the values of the holdings in our equity portfolios fell despite strong underlying fundamentals.

   December turned into a full-on rout for the bears. Stock prices were incessantly pounded by wave after wave of sell-offs as investors converted to cash and fled to the safe harbors of fixed income and money markets. By year-end, the U.S. markets achieved a record-setting free fall--especially in technology. The NASDAQ 100 Index and the S&P 500 Index dropped more than 34% and 8%, respectively, between September 30 and December 31, 2000.

   Instead of creating a soft landing, the Fed's action spawned the "perfect storm" which swamped the financial markets.

   Just about every mutual fund in the business that was heavily weighted in technology capsized in this environment. This was especially true in our higher-risk, focus fund--the Conseco 20 Focus Portfolio--which was caught in the vortex of this "perfect storm." Available to shareholders since May 4, the Conseco 20 Focus Portfolio provides investors with a "best ideas" focus, but it too is technology-heavy.

THE YEAR'S TOP PERFORMERS

   I'm quite pleased to share with shareholders the success we've experienced in 2000 with the Fixed Income, Government Securities and Money Market Portfolios. Each portfolio manager has provided insight into this success in their respective letters to shareholders.

   The Equity and Balanced Portfolios were able to cast limited technology holdings overboard in November, right themselves, and ride out the "perfect storm."

   Focused on investment-grade corporate bonds, the Fixed Income Portfolio weathered the Federal Reserve rate hikes, inflation fears, increasing market concerns about high event-risk potential and one of the worst bond markets on records.

EQUITY PORTFOLIO MANAGEMENT STRATEGY CHANGES

   Just as the market downdraft was coming upon us, we unexpectedly lost our equity management team through what's known in the industry as a "lift out."

   As a result, on October 19, we filed a prospectus supplement with the Securities and Exchange Commission (SEC) announcing the departure of the firm's equity portfolio managers. I immediately assumed duties as the interim portfolio manager for all of the equity portfolios.

   To help ensure portfolio stability and adherence to the mandates of the portfolios' prospectuses, and to satisfy our fiduciary obligations to our shareholders, we engaged Frank Russell Co., an internationally renowned portfolio management transition consultant, to provide technical assistance.

   In addition, the senior management team immediately launched an aggressive initiative to recruit and hire new equity managers. During this search process, we recognized that 10.7% of approximately 6,700 domestic mutual fund portfolios (fixed income and equity combined), and 13.8% of all equity funds are managed by a sub-adviser.

   The senior management team concluded that adopting a sub-adviser strategy would more quickly provide our shareholders with highly experienced portfolio managers who had long-term performance records. This strategy also would allow us increased flexibility to change a sub-adviser in response to market shifts, performance results or other factors significant to a portfolio's management.

   In summary, we determined that a "best-in-class" equity sub-advised portfolio management strategy is a highly cost-effective, efficient and flexible approach for our shareholders that allows us to avoid high turnover and the associated tax consequences. We also avoid the impact of unexpected departures.

   The sub-adviser approach provides us with the capabilities to deliver a broader array of risk-adjusted, core products that will assist you in improving your asset allocation model.

     The Board of Trustees approved this strategy effective December 1, signing a new interim investment management contract with Conseco Capital Management, Inc. ("CCM") and interim sub-advisory contracts with Oak Associates, ltd. ("Oak") and Chicago Equity Partners, LLC ("CEP").

   Under these contracts, CCM serves as investment adviser and manager for the equity funds, and provides portfolio management oversight for the sub-advisers instead of directly managing these portfolios assets. Shareholders will not incur any additional fees/expenses associated with these sub-adviser contracts.

   Oak was founded in 1985 and has earned a sterling reputation as one of the nation's leading aggressive growth managers. The firm's investment strategy centers on a buy and hold approach designed to generate lower portfolio turnover and consistent returns for our long-term investors. Oak manages the Conseco 20 Focus Portfolio with a focused portfolio strategy.

   With a history dating back to 1989, CEP is known for its astute quantitative analysis, keen risk management, low-turnover and consistent growth performance. The firm manages the Equity Portfolio and the equity portion of the Balanced Portfolio.

   These new investment advisory contracts are subject to your approval. Shareholders of record as of January 24, 2001 should receive a comprehensive packet of proxy materials relating to a special shareholder meeting scheduled for March 29, 2001 at our offices here in Carmel, Indiana. You are most cordially invited.

================================================================================

   The Board of Trustees has called this meeting to request your approval of these proposals, plus an exemptive order from the SEC that will permit us to make future sub-adviser agreements with Board of Trustees approval.

   Your vote is very important. Please take the time to review the proxy material and vote your shares by returning the proxy card or by voting by phone,
(888) 221-0697. We have retained Georgeson Shareholder Communications, Inc. to assist us with this proxy solicitation. If we have not received your vote as the meeting date approaches, you may receive a phone call from Georgeson asking for your vote.

NATIONAL MEDIA ATTENTION

   Throughout the year we received substantial coverage from the financial news media, which observe our industry and follow the performance of our portfolios. Our investment management team's expertise, insight and performance were spotlighted on CNBC, Bloomberg, CBS MarketWatch, CNNfn, Yahoo! Finance Vision, the Wall Street Journal scorecard, and in a cover feature in Barron's.

RETURN TO RATIONALITY AND RECOVERY

   Although this "perfect storm" left considerable investment damage in its wake, we believe the final outcome will be much brighter than the movie's ending.

   Volatile markets and the technology sectors are here to stay; in this environment, astute asset allocation is a must for your investment portfolio to achieve success going forward.

   We believe that rationality will return, the Federal Reserve will take its foot off the brake, and the stock and bond markets will rebound (as they have historically).

   Our portfolio investments are based upon strong fundamentals and occupy leadership positions. We believe that, over the long haul, the technology and high-yield markets will resurface, and our holdings will be poised to realize their investment return potential.

GROWTH, PERFORMANCE, STABILITY

   Conseco, Inc. CEO Gary Wendt arrived during the second quarter of 2000. His prestige, leadership and legendary penchant for building success in the financial services industry has engendered stability and market confidence, as demonstrated by the increase in Conseco's stock price since his arrival.

   This restoration of the holding company together with our more than 200 outstanding people at CCM, our proven investment process and our consistent, long-term performance are strong upsides for CCM's clients and our fund family's shareholders.

   We're passionately committed to delivering top-drawer shareholder service and investment performance to you. I'm supremely confident that we're on the right course.

Sincerely,

Maxwell E. Bublitz, CFA
President & Trustee

President & CEO
Conseco Capital Management, Inc.

================================================================================
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                                                                               5

CONSECO SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2000

===============================================================================================================================
                                                                                          CONSECO 20
                                                                                             FOCUS                 EQUITY
                                                                                           PORTFOLIO              PORTFOLIO
===============================================================================================================================
ASSETS:
   Investments in securities at cost or amortized cost................................   $ 2,845,904            $ 285,472,269
-------------------------------------------------------------------------------------------------------------------------------
   Investments in securities at value.................................................     2,182,031              295,281,476
   Cash ..............................................................................     1,578,212               11,676,377
   Interest and dividends receivable..................................................         4,816                  302,186
   Receivable for securities sold.....................................................            --                3,201,937
   Receivable for shares sold.........................................................            --                       --
-------------------------------------------------------------------------------------------------------------------------------
      Total assets....................................................................     3,765,059              310,461,976
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS:
   Accrued expenses...................................................................         2,750                  196,599
   Payable for securities purchased...................................................            --                  923,697
   Payable for shares redeemed........................................................        81,363                  140,735
-------------------------------------------------------------------------------------------------------------------------------
      Total liabilities...............................................................        84,113                1,261,031
-------------------------------------------------------------------------------------------------------------------------------
        Net assets....................................................................   $ 3,680,946            $ 309,200,945
===============================================================================================================================
NET ASSETS CONSIST OF:
   Proceeds from the sales of shares..................................................   $ 5,130,132            $ 299,324,065
   Accumulated undistributed net investment income (loss).............................            --                       --
   Accumulated undistributed net realized gains (losses) on investments (Note 2)......      (785,313)                  67,673
   Net unrealized appreciation (depreciation) on investments..........................      (663,873)               9,809,207
-------------------------------------------------------------------------------------------------------------------------------
        Net assets....................................................................   $ 3,680,946            $ 309,200,945
===============================================================================================================================
Shares outstanding (unlimited shares authorized)......................................       434,000               15,909,931
Net asset value, redemption price and
   offering price  per share..........................................................   $      8.48            $       19.43
===============================================================================================================================



STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
===============================================================================================================================
                                                                                              CONSECO 20
                                                                                                 FOCUS             EQUITY
                                                                                              PORTFOLIO (a)       PORTFOLIO
===============================================================================================================================
INVESTMENT INCOME:
   Interest...........................................................................   $    17,102            $   1,069,537
   Dividends..........................................................................         1,683                1,464,476
-------------------------------------------------------------------------------------------------------------------------------
      Total investment income.........................................................        18,785                2,534,013
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees...........................................................         9,666                2,203,611
   Administration fees................................................................         1,381                  263,246
   Reports - printing.................................................................           344                   73,488
   Trustees expenses..................................................................           248                   53,073
   Custody fees.......................................................................           224                   47,916
   Audit fees.........................................................................           110                   23,561
   Registration fees..................................................................            83                   17,695
   Legal Fees.........................................................................            48                   10,264
   Insurance fees.....................................................................            31                    6,657
   Other..............................................................................             2                      525
-------------------------------------------------------------------------------------------------------------------------------
      Total expenses..................................................................        12,137                2,700,036
-------------------------------------------------------------------------------------------------------------------------------
Less:  expenses charged to the Adviser (Note 3).......................................           --                    98,351
-------------------------------------------------------------------------------------------------------------------------------
      Net expenses....................................................................        12,137                2,601,685
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)....................................................         6,648                  (67,672)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS AND LOSSES ON INVESTMENTS:
   Net realized gains (losses) on sales of investments................................      (785,313)              54,572,799
   Net change in unrealized appreciation or depreciation on investments...............      (663,873)             (46,957,586)
===============================================================================================================================
      Net realized and unrealized gains (losses) on investments.......................    (1,449,186)               7,615,213
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from operations..............................   $(1,442,538)           $   7,547,541
===============================================================================================================================

(a) For the period from May 4, 2000 (commencement of operations) through December 31, 2000.
(b) For the period from June 13, 2000 (commencement of operations) through December 31, 2000.

   The accompanying notes are an integral part of these financial statements.


===================================================================================================
                             HIGH                 FIXED            GOVERNMENT             MONEY
      BALANCED               YIELD               INCOME            SECURITIES            MARKET
      PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
===================================================================================================

    $ 77,078,880        $ 3,941,882           $ 37,139,081         $ 17,294,636       $ 83,052,773
---------------------------------------------------------------------------------------------------
      75,266,410          3,948,006             37,286,039           17,713,240         83,052,773
          75,682             62,967                 76,974              858,320            556,359
         640,216             62,426                642,657              242,844            153,386
         241,460                 --                133,427                   --                 --
          39,928                394                     --               29,234         12,886,856
---------------------------------------------------------------------------------------------------
      76,263,696          4,073,793           $ 38,139,097         $ 18,843,638       $ 96,649,374
---------------------------------------------------------------------------------------------------

          50,036              2,471                 20,817               10,236             32,935
         858,428             31,023                327,562                  --                  --
              --                 --                357,986                   --                 --
---------------------------------------------------------------------------------------------------
         908,464             33,494                706,365               10,236             32,935
---------------------------------------------------------------------------------------------------
    $ 75,355,232        $ 4,040,299           $ 37,432,732         $ 18,833,402       $ 96,616,439
===================================================================================================

    $ 77,185,104        $ 4,034,175           $ 38,188,855         $ 19,059,709       $ 96,616,439
         (17,401)                --                (13,938)              (8,961)                --
              (1)                --               (889,143)            (635,950)                --
      (1,812,470)             6,124                146,958              418,604                 --
---------------------------------------------------------------------------------------------------
    $ 75,355,232        $ 4,040,299           $ 37,432,732         $ 18,833,402       $ 96,616,439
===================================================================================================
       5,601,894            401,130              3,888,211            1,632,159         96,616,439

    $      13.45        $     10.07           $       9.63         $      11.54       $       1.00
===================================================================================================





===================================================================================================
                             HIGH                 FIXED            GOVERNMENT             MONEY
      BALANCED               YIELD               INCOME            SECURITIES            MARKET
      PORTFOLIO          PORTFOLIO (b)          PORTFOLIO           PORTFOLIO           PORTFOLIO
===================================================================================================

   $   1,908,826        $    72,439            $ 2,358,178        $     921,417        $ 4,945,007
         371,765                --                  57,380                6,400                --
---------------------------------------------------------------------------------------------------
       2,280,591             72,439              2,415,558              927,817          4,945,007
---------------------------------------------------------------------------------------------------

         424,256              7,801                160,480               70,222            386,009
          65,270              1,114                 32,096               14,044             77,202
          14,403                276                  7,060                3,104             15,550
          10,402                199                  5,099                2,242             11,230
           9,391                180                  4,603                2,024             10,139
           4,618                 89                  2,264                  995              4,985
           3,468                 67                  1,700                  748              3,744
           2,012                 39                    986                  434              2,172
           1,305                 25                    640                  281              1,409
             103                  2                     50                   22                111
---------------------------------------------------------------------------------------------------
         535,228              9,792                214,978               94,116            512,551
---------------------------------------------------------------------------------------------------
          34,955                --                     --                   --             193,007
---------------------------------------------------------------------------------------------------
         500,273              9,792                214,978               94,116            319,544
---------------------------------------------------------------------------------------------------
       1,780,318             62,647              2,200,580              833,701          4,625,463
---------------------------------------------------------------------------------------------------

       9,097,136                 75               (242,900)            (150,309)            (6,524)
      (8,195,470)             6,124              1,181,317              947,615                --
===================================================================================================
         901,666              6,199                938,417              797,306             (6,524)
---------------------------------------------------------------------------------------------------
   $   2,681,984        $    68,846            $ 3,138,997        $   1,631,007       $  4,618,939
===================================================================================================

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIOD ENDED DECEMBER 31,

==================================================================================================================================

                                                                                CONSECO 20 FOCUS               EQUITY
                                                                                    PORTFOLIO                 PORTFOLIO
                                                                               ------------------   ---------------------------
                                                                                    2000 (a)            2000            1999
==================================================================================================================================
OPERATIONS:
   Net investment income (loss)................................................   $     6,648      $     (67,672)  $    (226,299)
   Net realized gains (losses) on sales of investments.........................      (785,313)        54,572,799      86,990,337
   Net change in unrealized appreciation or depreciation
      on investments...........................................................      (663,873)       (46,957,586)     14,254,138
----------------------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) from operations................................    (1,442,538)         7,547,541     101,018,176
----------------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2)...............................................            --                 --              (4)
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends to shareholders from net investment income........................        (6,648)                --        (118,185)
   Distributions to shareholders of net capital gains..........................            --        (56,929,129)    (84,221,849)
   Distributions to shareholders in excess of net investment income............            --                 --              --
----------------------------------------------------------------------------------------------------------------------------------
        Net decrease from dividends and distributions..........................        (6,648)       (56,929,129)    (84,340,034)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.................................................................     8,333,770         26,341,880       6,329,932
   Reinvested dividends and distributions......................................         6,648         56,929,129      84,340,039
   Shares redeemed.............................................................    (3,210,286)       (25,125,966)    (41,911,535)
----------------------------------------------------------------------------------------------------------------------------------
        Net increase from capital share transactions...........................     5,130,132         58,145,043      48,758,436
----------------------------------------------------------------------------------------------------------------------------------
        Total increase in net assets...........................................     3,680,946          8,763,455      65,436,574
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period.........................................................            --        300,437,490     235,000,916
   End of period...............................................................   $ 3,680,946      $ 309,200,945   $ 300,437,490
==================================================================================================================================

SHARE DATA:
   Shares sold.................................................................       698,183            994,122         265,451
   Reinvested dividends and distributions......................................           784          2,924,627       3,638,854
----------------------------------------------------------------------------------------------------------------------------------
        Total..................................................................       698,967          3,918,749       3,904,305
----------------------------------------------------------------------------------------------------------------------------------
   Shares Redeemed.............................................................      (264,967)          (971,680)     (1,828,311)
----------------------------------------------------------------------------------------------------------------------------------
        Net increase ..........................................................       434,000          2,947,069       2,075,994
----------------------------------------------------------------------------------------------------------------------------------
   Shares Outstanding
        Beginning of period....................................................            --         12,962,862      10,886,868
        End of period..........................................................       434,000         15,909,931      12,962,862
==================================================================================================================================

(a) For the period from May 4, 2000 (commencement of operations) through December 31, 2000.
(b) For the period from June 13, 2000 (commencement of operations) through December 31, 2000.



   The accompanying notes are an integral part of these financial statements.


===================================================================================================================================

          BALANCED              HIGH YIELD           FIXED INCOME                   GOVERNMENT                   MONEY MARKET
         PORTFOLIO              PORTFOLIO             PORTFOLIO                SECURITIES PORTFOLIO               PORTFOLIO
 -------------------------    ------------   --------------------------    --------------------------     -------------------------
    2000           1999        2000 (b)          2000           1999           2000           1999           2000           1999
===================================================================================================================================

 $  1,780,318   $  1,278,136  $    62,647   $  2,200,580   $  1,747,352   $    833,701   $    590,303   $  4,625,463   $  2,169,062
    9,097,136      8,598,436           75       (242,900)      (594,992)      (150,309)      (253,273)        (6,524)        (5,026)

   (8,195,470)     2,658,246        6,124      1,181,317     (1,231,899)       947,615       (587,100)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
    2,681,984     12,534,818       68,846      3,138,997        (79,539)     1,631,007       (250,070)     4,618,939      2,164,036
------------------------------------------------------------------------------------------------------------------------------------
           --         (2,235)          --             --        (10,808)            --         (8,040)            --             --
-----------------------------------------------------------------------------------------------------------------------------------

   (1,811,655)    (1,278,138)     (62,647)    (2,208,609)    (1,747,352)      (833,703)      (812,087)    (4,618,939)    (2,164,036)
   (9,083,198)    (8,129,505)         (75)            --             --             --             --             --             --
           --             --           --        (13,937)            --         (8,961)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
  (10,894,853)    (9,407,643)     (62,722)    (2,222,546)    (1,747,352)      (842,664)      (812,087)    (4,618,939)    (2,164,036)
-----------------------------------------------------------------------------------------------------------------------------------

   24,139,380      4,798,421    4,724,670     13,191,408      9,468,340     11,154,331      8,602,699    437,732,614    149,770,185
   10,894,853      9,409,878       62,722      2,222,546      1,758,160        842,664        820,127      4,618,939      2,164,036
   (3,407,240)   (11,296,020)    (753,217)    (7,796,645)    (4,475,290)    (7,056,159)    (3,154,925)  (431,427,567)   (87,460,119)
-----------------------------------------------------------------------------------------------------------------------------------
   31,626,993      2,912,279    4,034,175      7,617,309      6,751,210      4,940,836      6,267,901     10,923,986     64,474,102
-----------------------------------------------------------------------------------------------------------------------------------
   23,414,124      6,037,219    4,040,299      8,533,760      4,913,511      5,729,179      5,197,704     10,923,986     64,474,102
-----------------------------------------------------------------------------------------------------------------------------------

   51,941,108     45,903,889          --      28,898,972     23,985,461     13,104,223      7,906,519     85,692,453     21,218,351
 $ 75,355,232   $ 51,941,108  $ 4,040,299   $ 37,432,732   $ 28,898,972   $ 18,833,402   $ 13,104,223   $ 96,616,439   $ 85,692,453
===================================================================================================================================


    1,474,194        330,450      469,778      1,398,772        975,387        995,204        748,838    437,732,614    149,770,185
      790,011        645,150        6,238        236,073        183,074         75,643         72,150      4,618,939      2,164,036
-----------------------------------------------------------------------------------------------------------------------------------
    2,264,205        975,600      476,016      1,634,845      1,158,461      1,070,847        820,988    442,351,553    151,934,221
-----------------------------------------------------------------------------------------------------------------------------------
     (207,964)      (788,443)     (74,886)      (825,742)      (467,148)      (634,216)      (276,415)  (431,427,567)   (87,460,119)
-----------------------------------------------------------------------------------------------------------------------------------
    2,056,241        187,157      401,130        809,103        691,313        436,631        544,573     10,923,986     64,474,102
-----------------------------------------------------------------------------------------------------------------------------------

    3,545,653      3,358,496           --      3,079,108      2,387,795      1,195,528        650,955     85,692,453     21,218,351
    5,601,894      3,545,653      401,130      3,888,211      3,079,108      1,632,159      1,195,528     96,616,439     85,692,453
===================================================================================================================================




   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
CONSECO 20 FOCUS PORTFOLIO

================================================================================
PORTFOLIO MANAGER'S REVIEW

   The Portfolio performed well for the second and third quarters. Down the stretch, however, American investors experienced one of the sharpest equity market corrections on record--surpassing the sudden declines of 1974 and 1987. The Portfolio was not spared in the market's tumble.

   This record-setting slide was triggered by rising interest rates, increasing energy prices and growing investor worries over an economic slowdown, which led to unexpected earnings warnings from the tech sectors. Ultimately, this burden weighed far too heavily on the markets.

MARKET FREE FALL

   As these events converged, consumer confidence waned and valuations deteriorated, launching an equity free fall that accelerated through the end of the year. Although the Portfolio's holdings' fundamentals were correct, short-term market thinking and an irrational selling stampede seriously damaged the tech sector and, in turn, the Portfolio's performance.

   Historically, following such a sharp correction, the market usually enters a sustained period of growth. That would seem to be the likely outcome this time as well. Whether we are at the bottom, no one knows. Unfortunately, we're still going through some of this irrational volatility, but we believe the market will become more rational in the long run.

PORTFOLIO MANAGER CHANGES

   On October 19--just as the free fall intensified--we filed a prospectus supplement informing shareholders that the Portfolio's manager, along with key members of our equity management team, had departed. I immediately assumed the Portfolio's investment management responsibilities on an interim basis. During this transition, we engaged Frank Russell Co. to provide me with technical assistance.

   We also embarked on an aggressive search for a new portfolio manager. As the search progressed, our senior management team recognized that of approximately 6,700 domestic mutual fund portfolios, 13.8% were equity funds managed by sub-advisers. Upon closer investigation, we concluded that adopting a sub-adviser strategy would be the most expeditious and effective way to provide the Portfolio's shareholders with highly experienced portfolio managers who have solid long term performance records gained through all kinds of market conditions.

   In addition, this strategy provides Conseco Capital Management, Inc. ("CCM") with increased flexibility to change sub-advisers in response to market changes, performance results or other factors significant to a portfolio's successful management.

   Consequently, effective December 1, the Conseco Series Trust Board of Trustees approved Oak Associates, ltd. ("Oak") as the Portfolio's interim sub-adviser. CCM will continue as the investment adviser and provide fiduciary oversight. Further discussion on why we chose Oak is contained in my letter to shareholders at the front of this annual report.

WHAT IS NOTEWORTHY GOING FORWARD?

   We believe the stock market is irrational in the short run but rational in the long run. Intermediate-term and longer-term fundamentals still appear to be extremely attractive. During the first quarter, we should begin to see some positive earnings reports, and the traditional January bounce after a weak year should eventually lead to a better market environment.

   As this report was being finalized, the Federal Reserve cut interest rates a full point during January 2001 to stimulate the slowing economy. We're pleased that Federal Reserve Chairman Greenspan has gone into an easing mode, but it usually takes up to 12 months for an interest-rate change to impact the economy.

   At press time, the markets appeared close to bottoming, and all the available information seemed to indicate a great time to buy securities at good valuations. It's important to remember that technology is a mainstay sector. Even though technology companies have had earnings disappointments, we believe the majority--particularly the infrastructure companies--will do well, and growth outlook appears to be good.



Maxwell E. Bublitz, CFA
President & CEO
Conseco Capital Management, Inc.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO 20 FOCUS PORTFOLIO AND THE S&P 500 INDEX AND THE S&P MIDCAP 400 INDEX

[Data below represents line chart in printed piece.]

DATE       Conseco 20 Focus    S&P's 500 Index    S&P's MidCap 400 Index
  5/4/00         10000             10000                  10000
12/13/00          8493              9344.29               11176.6

----------------------------------
  Average Annual Total Return
----------------------------------
      Since Inception(1)
----------------------------------
           (15.04%)
----------------------------------
(1) The inception date of this portfoio was May 4, 2000
Past performance is not predictive of future performance.
Performance does not include separate account expenses.

CONSECO SERIES TRUST

CONSECO 20 FOCUS PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

============================================================================
     SHARES                                                         VALUE
----------------------------------------------------------------------------

COMMON STOCKS (59.3%)

BUSINESS SERVICES (5.0%)
      1,800  Akamai Technologies, Inc. (a)....................... $   38,025
      2,100  CacheFlow, Inc. (a).................................     35,830
      1,250  VERITAS Software Corp. (a)..........................    109,453
                                                                  ----------
                                                                     183,308
                                                                  ----------
CHEMICALS AND ALLIED PRODUCTS (6.1%)
      1,000  Eli Lilly & Co. ....................................     93,062
      1,000  Merck & Co, Inc. ...................................     93,625
        800  Pfizer, Inc. .......................................     36,800
                                                                  ----------
                                                                     223,487
                                                                  ----------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (2.6%)
      6,200  Foundry Networks, Inc. (a) .........................     93,000
        740  Liberty Satellite & Technology - Class A (a) .......      2,335
                                                                  ----------
                                                                      95,335
                                                                  ----------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (21.1%)
      3,000  Atmel Corp. (a) ....................................     34,875
      1,500  Avanex Corp. (a) ...................................     89,343
      1,300  CIENA Corp. (a) ....................................    105,788
      3,000  Intel Corp. ........................................     90,750
      2,400  JDS Uniphase Corp. (a) .............................    100,051
      1,200  Maxim Integrated Products, Inc. (a) ................     57,374
      1,600  PMC - Sierra, Inc. (a) .............................    125,800
      1,200  Vitesse Semiconductor Corp. (a) ....................     66,374
      2,300  Xilinx, Inc. (a) ...................................    106,088
                                                                  ----------
                                                                     776,443
                                                                  ----------
INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (12.1%)
      3,700  Applied Materials, Inc. (a) ........................    141,296
      3,000  Cisco Systems, Inc. (a) ............................    114,750
      1,000  EMC Corp. (a) ......................................     66,500
      1,400  Extreme Networks, Inc. (a) .........................     54,775
        540  Juniper Networks, Inc. (a) .........................     68,073
                                                                  ----------
                                                                     445,394
                                                                  ----------
INSURANCE CARRIERS (2.9%)
      1,090  American International Group, Inc. .................    107,433
                                                                  ----------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (3.4%)
      2,100  Medtronic, Inc. ....................................    126,788
                                                                  ----------
SECURITY AND COMMODITY BROKERS (3.2%)
      1,500  Morgan Stanley Dean Witter & Co. ...................    118,875
                                                                  ----------
STONE, CLAY, GLASS AND CONCRETE PRODUCTS (1.6%)
      1,100  Corning, Inc. ......................................     58,093
                                                                  ----------
WHOLESALE TRADE--DURABLE GOODS (1.3%)
      1,250  Sycamore Networks, Inc. (a) ........................     46,875
                                                                  ----------
             TOTAL COMMON STOCKS (COST $2,845,904) ..............  2,182,031
                                                                  ----------
             TOTAL INVESTMENTS (COST $2,845,904) (59.3%) ........  2,182,031
                                                                  ----------
             Other assets, less liabilities (40.7%) .............  1,498,915
                                                                  ----------
             NET ASSETS (100.0%) ................................ $3,680,946
                                                                  ----------


--------------------------------------------------------------------
(a) Non-income producing security.



   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
EQUITY PORTFOLIO


================================================================================
PORTFOLIO MANAGER'S REVIEW

   Rising energy prices, worries over slower consumer spending and concern about company pre-earnings announcements weighed heavily on the equity markets, and the fourth quarter offered several specific challenges.

   Moderate domestic and foreign economic growth, followed by interest-rate hikes, raised concerns about the market's ability to sustain the future earnings stream. This led to an exceptionally large number of pre-earnings announcements--an 80% increase over the same period in 1999. Consequently, analysts continued to trim earnings expectations across most sectors into year-end.

   Ultimately, waning consumer confidence and deteriorating valuations converged, launching a market free fall that accelerated through the fourth quarter. Although we had confidence in the Portfolio's holdings, short-term market thinking and irrational selling damaged the Portfolio's performance.

NEW PORTFOLIO MANAGEMENT STRUCTURE IMPLEMENTED

   On October 19--just as this free fall intensified--we filed a prospectus supplement informing shareholders that the Portfolio's manager, along with key members of our equity management team, had departed. I immediately assumed the Portfolio's investment management responsibilities on an interim basis. During this transition, we engaged Frank Russell Co. to provide me with technical assistance.

   We also embarked on an aggressive search for a new portfolio manager. As the search progressed, our senior management team recognized that of approximately 6,700 domestic mutual fund portfolio, 13.8% were equity funds managed by sub-advisers. Upon closer investigation, we concluded that adopting a sub-adviser strategy would be the most expeditious and effective way to provide the Portfolio's shareholders with highly experienced portfolio managers who have solid long-term performance records gained through all kinds of market conditions.

   This strategy also provides Conseco Capital Management, Inc. ("CCM") with increased flexibility to change sub-advisers in response to market changes, performance results or other factors significant to a portfolio's successful management.

   Consequently,  effective  December  1,  the  Conseco  Series  Trust  Board of
Trustees approved Chicago Equity Partners, LLC ("CEP") as the Portfolio's interim sub-adviser. CCM continues as the investment adviser and provides fiduciary oversight. More in-depth discussion as to why we chose CEP is contained in my letter to shareholders at the beginning of this annual report.

FOURTH QUARTER PORTFOLIO RESTRUCTURING STRENGTHENS PERFORMANCE

   CEP reduced the percentage of the Portfolio's technology holdings at the end of December. The catalyst for the reduction was risk control, specifically a neutral weight versus the benchmark. In addition, the portfolio was restructured to increase holdings in the finance, consumer staples and capital goods sectors while decreasing the communications services, energy, and utilities sectors.

   Following the restructuring, the best-performing stocks were from the consumer cyclical sector. During the fourth quarter, the top contributors to the Portfolio's performance were from the consumer staple sector, while the top detractors were from the technology sector.

   We're encouraged by the Federal Reserve's decision to execute two quick interest-rate reductions in January 2001 that totaled a full percentage point. These actions should have a positive effect on the markets, and the Portfolio's investment returns are poised to improve as the year unfolds.

   As we went to press with this report, it appeared that valuations would finally hit bottom during the first quarter of 2001, and there would be excellent buying opportunities.




Maxwell E. Bublitz, CFA
President & CEO
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE EQUITY PORTFOLIO AND THE S&P 500 INDEX

[Data below represents line chart in printed piece.]

DATE       Equity Portfolio   S&P's 500 Index
12/31/90         10000           10000
12/31/91         12577.2         13047
12/31/92         14917           14041.2
12/31/93         16195           15456.5
12/31/94         16519           15660.6
12/31/95         22516           21545.8
12/31/96         32646.9         26492.7
12/31/97         39374.2         35330.7
12/31/98         44799.3         45424.7
12/31/99         66875           54982
12/31/00         68688.8         49984.1


------------------------------
 Average Annual Total Return
------------------------------
  1 Year   5 Years  10 Years
------------------------------
  2.71%    24.99%    21.25%
------------------------------
Past performance is not predictive of future performance.
Performance dos not include separate account expenses.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
    SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (95.5%)

AMUSEMENT AND RECREATION SERVICES (0.3%)
     42,900  Westwood One, Inc. (a) ......................................................    $    828,485
                                                                                              ------------
APPAREL AND OTHER FINISHED PRODUCTS MADE FROM FABRICS AND SIMILAR MATERIALS (0.4%)
     36,450  V.F. Corp. ..................................................................       1,320,948
                                                                                              ------------
BUSINESS SERVICES (7.7%)
     29,710  Adobe Systems, Inc...........................................................       1,728,765
     19,500  Ariba, Inc. (a)..............................................................       1,045,687
     20,570  Art Technology Group, Inc. (a)...............................................         627,714
     26,200  Brocade Communications Systems, Inc. (a).....................................       2,405,474
     47,000  Cadence Design Systems, Inc. (a).............................................       1,292,500
     22,100  Commerce One, Inc. (a).......................................................         560,787
     26,300  Concord EFS, Inc. (a)........................................................       1,155,569
     11,100  DST Systems, Inc. (a)........................................................         743,700
     24,900  The Interpublic Group of Companies, Inc......................................       1,059,794
     50,740  Intuit, Inc. (a).............................................................       2,001,084
      5,400  Mercury Interactive Corp. (a)................................................         487,350
     15,700  NCR Corp. (a)................................................................         771,262
     17,200  PeopleSoft, Inc. (a).........................................................         639,634
     38,360  Rational Software Corp. (a)..................................................       1,493,662
     15,270  Redback Networks (a).........................................................         626,070
     33,700  Robert Half International, Inc. (a)..........................................         893,050
     19,300  Sabre Holdings Corp. (a).....................................................         832,312
     11,600  SunGard Data Systems, Inc. (a)...............................................         546,650
     24,700  Sybase, Inc. (a).............................................................         489,356
     11,200  Symantec, Corp. (a)..........................................................         373,800
     11,600  TMP Worldwide, Inc. (a)......................................................         638,000
      8,440  VeriSign, Inc. (a)...........................................................         626,273
     19,575  VERITAS Software Corp. (a)...................................................       1,714,026
     10,570  webMethods, Inc. (a).........................................................         940,075
                                                                                              ------------
                                                                                                23,692,594
                                                                                              ------------
CHEMICALS AND ALLIED PRODUCTS (6.8%)
     50,000  Air Products & Chemicals, Inc................................................       2,050,000
     14,400  Avery Dennison Corp..........................................................         790,200
     32,800  Avon Products, Inc...........................................................       1,570,300
     22,500  Cabot Corp...................................................................         593,437
     24,700  Eastman Chemical Co..........................................................       1,204,125
     28,100  Ecolab, Inc..................................................................       1,213,583
     20,800  The Estee Lauder Companies, Inc.--Class A....................................         911,290
     31,630  Forest Laboratories, Inc. (a)................................................       4,202,836
     18,580  Genzyme Corp. (a)............................................................       1,671,048
     31,630  Invitrogen Corp. (a).........................................................       2,732,041
     32,800  IVAX Corp. (a)...............................................................       1,256,240


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
    SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
     28,300  King Pharmaceuticals, Inc. (a).................................................  $  1,462,770
     25,100  Praxair, Inc. .................................................................     1,113,813
                                                                                              ------------
                                                                                                20,771,683
                                                                                              ------------
COMMUNICATIONS BY PHONE, TELEVISION,  RADIO, CABLE (3.9%)
     19,770  American Tower Corp.--Class A (a)...............................................      748,789
     12,400  Cablevision Systems Corp.--Class A (a)..........................................    1,053,231
     33,200  Cox Radio, Inc.--Class A (a)....................................................      749,058
     99,264  Liberty Satellite & Technology--Class A (a).....................................      313,277
    287,570  McLeodUSA, Inc.--Class A (a)....................................................    4,061,926
     42,755  Research in Motion, Ltd. (a)...................................................     3,441,778
      7,720  Telephone and Data Systems, Inc................................................       694,800
     25,800  Univision Communications, Inc. (a).............................................     1,056,200
                                                                                              ------------
                                                                                                12,119,059
                                                                                              ------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS (0.6%)
     25,800  Dycom Industries, Inc. (a).....................................................       927,200
     32,800  Quanta Services (a)............................................................     1,055,766
                                                                                              ------------
                                                                                                 1,982,966
                                                                                              ------------
DEPOSITORY INSTITUTIONS (6.5%)
     65,200  Associated Banc-Corp...........................................................     1,980,450
     42,500  Dime Bancorp, Inc..............................................................     1,256,385
     63,900  First Tennessee National Corp..................................................     1,849,138
     37,300  First Virginia Banks, Inc......................................................     1,790,400
    150,170  Firstar Corp...................................................................     3,491,453
     53,000  GreenPoint Financial Corp......................................................     2,169,714
    116,930  National Commerce Bancorporation...............................................     2,894,018
     46,420  PNC Financial Services Group, Inc..............................................     3,391,538
     40,200  Silicon Valley Bancshares (a)..................................................     1,389,392
                                                                                              ------------
                                                                                                20,212,488
                                                                                              ------------
EATING AND DRINKING PLACES  (1.1%)
     41,400  Darden Restaurants, Inc........................................................       947,025
     30,000  Starbucks Corp. (a)............................................................     1,327,500
     40,100  Wendy's International, Inc.....................................................     1,052,625
                                                                                              ------------
                                                                                                 3,327,150
                                                                                              ------------
EDUCATIONAL SERVICES (1.0%)
     64,360  Apollo Group, Inc.--Class A (a).................................................    3,165,740
                                                                                              ------------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (11.4%)
     39,300  Allegheny Energy, Inc..........................................................     1,893,788
     14,160  Ameren Corp....................................................................       655,778
     44,600  American Electric Power Co., Inc...............................................     2,073,900
     42,500  Calpine Corp. (a)..............................................................     1,915,135
     23,910  Consolidated Edison, Inc.......................................................       920,535
     26,170  Duke Energy Corp...............................................................     2,230,992
     37,300  Dynegy, Inc.--Class A..........................................................     2,091,113

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
    SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
     41,890  El Paso Energy Corp............................................................  $  3,000,371
     43,100  Exelon Corp....................................................................     3,026,051
     46,550  FPL Group, Inc.................................................................     3,339,962
     40,560  Hawaiian Electric Industries, Inc..............................................     1,508,345
     32,820  Kinder Morgan, Inc.............................................................     1,712,810
     36,880  NSTAR..........................................................................     1,581,230
     80,180  Potomac Electric Power Co......................................................     1,981,248
     35,160  Puget Sound Energy, Inc........................................................       977,870
     50,200  Reliant Energy, Inc............................................................     2,174,262
     46,600  Republic Services, Inc. (a)....................................................       800,961
     53,490  Sierra Pacific Resources.......................................................       859,156
     50,400  TECO Energy, Inc...............................................................     1,631,700
     35,400  Waste Management, Inc..........................................................       982,350
                                                                                              ------------
                                                                                                35,357,557
                                                                                              ------------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (5.0%)
     14,400  Advanced Fibre Communications, Inc. (a)........................................       260,093
      7,500  Amphenol Corp.--Class A (a)....................................................       293,910
     40,100  Applied Micro Circuits Corp. (a)...............................................     3,009,385
     28,860  Celestica, Inc. (a)............................................................     1,565,655
     14,170  Eaton Corp.....................................................................     1,065,414
     28,420  Integrated Device Technology, Inc. (a).........................................       941,412
     15,000  International Rectifier Corp. (a)..............................................       450,000
     22,160  Intersil Holding Corp. (a).....................................................       508,306
     27,300  KEMET Corp. (a)................................................................       412,912
     11,600  NVIDIA Corp. (a)...............................................................       380,086
     12,200  Power-One, Inc. (a)............................................................       479,606
      8,800  Powerwave Technologies, Inc. (a)...............................................       514,800
      7,340  QLogic Corp. (a)...............................................................       565,180
     14,000  Rambus, Inc. (a)...............................................................       505,750
      7,500  Sanmina Corp. (a)..............................................................       574,688
     23,800  Scientific-Atlanta, Inc........................................................       774,976
     17,600  TranSwitch Corp. (a)...........................................................       688,600
     17,200  TriQuint Semiconductor, Inc. (a)...............................................       751,434
     29,340  Vitesse Semiconductor Corp. (a)................................................     1,622,854
                                                                                              ------------
                                                                                                15,365,061
                                                                                              ------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT SERVICES (1.9%)
     50,270  Genencor International, Inc. (a)...............................................       904,860
     66,460  Millennium Pharmaceuticals, Inc. (a)...........................................     4,112,213
      8,800  PerkinElmer, Inc...............................................................       924,000
                                                                                              ------------
                                                                                                 5,941,073
                                                                                              ------------
FOOD AND KINDRED PRODUCTS (3.8%)
     11,400  Adolph Coors Co.--Class B......................................................       915,557
     76,300  Archer-Daniels-Midland Co......................................................     1,144,500
     69,500  ConAgra Foods, Inc.............................................................     1,807,000

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
    SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------
     30,500  General Mills, Inc............................................................   $  1,359,141
     16,100  Hershey Foods Corp............................................................      1,036,438
     42,830  Hormel Foods Corp.............................................................        797,709
     14,000  McCormick & Co., Inc..........................................................        504,868
     22,500  The Pepsi Bottling Group, Inc.................................................        898,605
     13,300  The Quaker Oats Co............................................................      1,295,088
     36,200  Ralston Purina Group..........................................................        945,725
     24,790  Tyson Foods, Inc.--Class A....................................................        316,073
      7,700  Wm. Wrigley Jr. Co............................................................        737,752
                                                                                              ------------
                                                                                                11,758,456
                                                                                              ------------
FORESTRY (0.6%)
     38,800  Weyerhaeuser Co...............................................................      1,969,100
                                                                                              ------------
FURNITURE AND FIXTURES (0.9%)
     32,330  Hillenbrand Industries, Inc...................................................      1,664,995
     22,100  Johnson Controls, Inc.........................................................      1,149,200
                                                                                              ------------
                                                                                                 2,814,195
                                                                                              ------------
GENERAL MERCHANDISE STORES (2.3%)
     52,800  Federated Department Stores, Inc. (a).........................................      1,848,000
    162,850  Target Corp...................................................................      5,251,913
                                                                                              ------------
                                                                                                 7,099,913
                                                                                              ------------
HEALTH SERVICES (2.5%)
     21,070  Laboratory Corp. of America Holdings (a)......................................      3,708,320
     87,210  Tenet Healthcare Corp. (a)....................................................      3,875,438
                                                                                              ------------
                                                                                                 7,583,758
                                                                                              ------------
HOME FURNITURE AND EQUIPMENT STORES (1.0%)
     70,680  RadioShack Corp...............................................................      3,025,952
                                                                                              ------------
INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (3.1%)
     24,000  American Standard Companies, Inc. (a).........................................      1,183,488
     52,800  Baker Hughes, Inc.............................................................      2,194,474
     48,900  Deere & Co....................................................................      2,240,207
     12,000  Emulex Corp. (a)..............................................................        959,256
     17,400  Lexmark International, Inc. (a)...............................................        771,029
     32,000  Novellus Systems, Inc. (a)....................................................      1,150,016
     10,700  SanDisk Corp. (a).............................................................        297,588
     48,300  Unisys Corp. (a)..............................................................        706,388
                                                                                              ------------
                                                                                                 9,502,446
                                                                                              ------------
INSURANCE CARRIERS (4.9%)
     63,630  Ambac Financial Group, Inc....................................................      3,690,540
     72,370  American Financial Group, Inc.................................................      1,922,292
     40,300  The Hartford Financial Services Group, Inc....................................      2,846,188
     36,000  Lincoln National Corp.........................................................      1,703,232

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000


==========================================================================================================
    SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------
     49,070  The MONY Group, Inc............................................................  $  2,425,923
     20,200  Radian Group, Inc..............................................................     1,516,252
     27,080  Unitrin, Inc...................................................................     1,100,125
                                                                                              ------------
                                                                                                15,204,552
                                                                                              ------------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (4.0%)
     35,560  Allergan, Inc..................................................................     3,442,635
     39,770  Applera Corp. - Applied Biosystems Group.......................................     3,740,846
     32,130  Litton Industries, Inc. (a)....................................................     2,528,245
     16,900  Tektronix, Inc.................................................................       569,327
     54,670  VISX, Inc. (a).................................................................       570,645
     18,140  Waters Corp. (a)...............................................................     1,514,690
                                                                                              ------------
                                                                                                12,366,388
                                                                                              ------------
MOTION PICTURES (0.7%)
     27,920  Macrovision Corp. (a)..........................................................     2,066,527
                                                                                              ------------
NON-DEPOSITORY CREDIT INSTITUTIONS (2.7%)
    103,700  Providian Financial Corp.......................................................     5,962,750
     33,000  USA Education, Inc.............................................................     2,244,000
                                                                                              ------------
                                                                                                 8,206,750
                                                                                              ------------
OIL AND GAS EXTRACTION (4.9%)
     42,000  Apache Corp....................................................................     2,942,604
     31,330  BJ Services Co. (a)............................................................     2,157,854
     45,500  EOG Resources, Inc.............................................................     2,488,304
     57,790  Helmerich & Payne, Inc.........................................................     2,535,536
     18,840  Nabors Industries, Inc. (a)....................................................     1,114,386
     64,200  USX-Marathon Group.............................................................     1,781,550
     69,820  Veritas DGC, Inc. (a)..........................................................     2,255,186
                                                                                              ------------
                                                                                                15,275,420
                                                                                              ------------
PAPER AND ALLIED PRODUCTS (0.8%)
     20,400  Bowater, Inc...................................................................     1,150,050
     24,400  Temple-Inland, Inc.............................................................     1,308,450
                                                                                              ------------
                                                                                                 2,458,500
                                                                                              ------------
PERSONAL SERVICES (0.8%)
     44,530  Cintas Corp....................................................................     2,368,462
                                                                                              ------------
PETROLEUM REFINING AND RELATED INDUSTRIES (0.6%)
     19,700  Amerada Hess Corp..............................................................     1,439,321
     14,800  Sunoco, Inc....................................................................       498,582
                                                                                              ------------
                                                                                                 1,937,903
                                                                                              ------------
PRIMARY METAL INDUSTRIES (0.7%)
     21,500  Allegheny Technologies, Inc....................................................       341,313
     24,000  Nucor Corp.....................................................................       952,512

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
    SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------
     22,760  Precision Castparts Corp.......................................................  $    957,331
                                                                                              ------------
                                                                                                 2,251,156
                                                                                              ------------
PRINTING, PUBLISHING AND ALLIED INDUSTRIES (1.9%)
     45,720  American Greetings Corp.--Class A..............................................       431,505
     37,800  The McGraw-Hill Companies, Inc.................................................     2,216,025
     38,400  The Readers Digest Association, Inc.--Class A..................................     1,502,400
     37,500  Tribune Co.....................................................................     1,584,375
                                                                                              ------------
                                                                                                 5,734,305
                                                                                              ------------
RAILROAD TRANSPORTATION (0.9%)
     32,000  Burlington Northern Santa Fe Corp..............................................       905,984
     35,200  Union Pacific Corp.............................................................     1,786,400
                                                                                              ------------
                                                                                                 2,692,384
                                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (1.9%)
     23,000  AvalonBay Communities, Inc.....................................................     1,152,875
     58,600  Equity Office Properties Trust.................................................     1,911,825
     29,200  Equity Residential Properties Trust............................................     1,615,110
     21,000  Spieker Properties, Inc........................................................     1,052,625
                                                                                              ------------
                                                                                                 5,732,435
                                                                                              ------------
REAL ESTATE OPERATORS, AGENTS, MANAGERS (0.7%)
     63,260  Starwood Hotels & Resorts Worldwide, Inc.......................................     2,229,915
                                                                                              ------------
SECURITY AND COMMODITY BROKERS (1.4%)
     27,200  Lehman Brothers Holdings, Inc..................................................     1,839,400
     20,400  Neuberger Berman, Inc..........................................................     1,653,665
      7,700  SEI Investments Co.............................................................       862,400
                                                                                              ------------
                                                                                                 4,355,465
                                                                                              ------------
TEXTILE MILL PRODUCTS (0.3%)
     36,210  Mohawk Industries, Inc. (a)....................................................       991,249
                                                                                              ------------
TOBACCO PRODUCTS (0.5%)
     34,800  R.J. Reynolds Tobacco Holdings, Inc............................................     1,696,500
                                                                                              ------------
TRANSPORTATION BY AIR (1.4%)
     22,100  Delta Air Lines, Inc. .........................................................     1,109,155
     21,900  FedEx Corp. (a)................................................................       875,124
     70,200  Southwest Airlines Co..........................................................     2,353,806
                                                                                              ------------
                                                                                                 4,338,085
                                                                                              ------------
TRANSPORTATION EQUIPMENT (3.0%)
    129,800  Delphi Automotive Systems Corp.................................................     1,460,250
     47,180  Federal Signal Corp............................................................       925,908
     23,600  General Dynamics Corp..........................................................     1,840,800
     44,000  Harley-Davidson, Inc...........................................................     1,749,000

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000


==========================================================================================================
    SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------
     31,960  Newport News Shipbuilding, Inc.................................................  $  1,661,920
     37,650  Textron, Inc...................................................................     1,750,725
                                                                                              ------------
                                                                                                 9,388,603
                                                                                              ------------
TRANSPORTATION SERVICES (0.4%)
      6,200  C.H. Robinson Worldwide, Inc...................................................       194,916
     21,000  Expeditors International of Washington, Inc....................................     1,127,448
                                                                                              ------------
                                                                                                 1,322,364
                                                                                              ------------
UNIT INVESTMENT TRUSTS (1.3%)
     42,000  S&P Mid-Cap Depositary Receipts................................................     3,963,750
                                                                                              ------------
WHOLESALE TRADE--DURABLE GOODS (0.7%)
     31,020  Arrow Electronics, Inc. (a)....................................................       887,948
     29,560  Sycamore Networks, Inc. (a)....................................................     1,108,500
     11,800  Tech Data Corp. (a)............................................................       319,155
                                                                                              ------------
                                                                                                 2,315,603
                                                                                              ------------
WHOLESALE TRADE-- NON-DURABLE GOODS (0.2%)
     39,390  SUPERVALU, INC.................................................................       546,536
                                                                                              ------------
             TOTAL COMMON STOCKS (COST $285,472,269)........................................   295,281,476
                                                                                              ------------
             TOTAL INVESTMENTS (COST $285,472,269) (95.5%)..................................   295,281,476
                                                                                              ------------
             Other Assets, less Liabilities (4.5%)..........................................    13,919,469
                                                                                              ------------
             NET ASSETS (100.0%)............................................................  $309,200,945
                                                                                              ------------

----------------------------------------------------------------------------
(a) Non-income producing security





   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
BALANCED PORTFOLIO


================================================================================
PORTFOLIO MANAGERS' REVIEW

EQUITY REVIEW

   This year and especially the fourth quarter offered several challenges for the U.S. equity market. Moderate domestic and foreign economic growth, following a stepped-up, 50-basis-point tightening by the Fed in May, raised concerns about how well the market's future earnings stream could be sustained.

   Analyst and strategists  continued to trim their earnings expectations across
most   sectors   into   year-end,   amid  an  80%  increase  in  the  number  of
pre-announcements made, as compared to the same period a year earlier.

   The portfolio benefited from a reduction in technology stocks by year-end. The catalyst for the reduction was risk control. Similar changes made were to increase the finance, health services and consumer cyclical sectors while decreasing the energy and consumer staples sectors.

   For the fourth quarter the largest contributors were health services and consumer staples, while the worst were technology and utilities.

   For the year, the best-performing sectors were financials, health services, and energy, while the worst performers were technology and utilities.

   Moving forward, at issue is the nature of the current economic slowdown. The decline in the stock market may prompt consumers to rein in spending, which could keep the economy from rebounding.

   The Portfolio will strive to maintain market-neutral sector and industry weightings relative to the benchmark index, as well as average market capitalization and dividend yield. The equity sub-adviser's investment philosophy is to remain market-neutral in all areas of portfolio construction except security-specific selection.

FIXED INCOME REVIEW

   The year held investor's attention as unusual events in the capital markets converged. The huge bull market in stocks, which climaxed in mid-year, threatened to push a strong economy into overdrive. Record corporate bond issuance for the third year in a row, particularly focused in the telecom sector, helped to keep yield spreads at their widest levels in ten years. In addition, credit blow-ups grew as more companies missed earnings estimates or faced financial restructuring.

   With all the subplots taking place in the financial markets, U.S. Treasury bonds provided outstanding returns for investors. However, the dispersion of returns between the various fixed income sectors, including corporate bonds, mortgage-backed securities and asset-backed securities, was extremely wide.

   While our investment philolosophy is deeply rooted in proprietary, fundamental research, the portfolio structure is critical to providing a competitive total return in this environment without incurring significant risk.

   In the waning months of 2000, we witnessed two unusual events. The utility crisis in California brought the state's power companies to the brink of bankruptcy as deregulation faltered. We also had the global telecom companies issuing large amounts of debt in order to finance their business strategies in a new, deregulated world.

   We believe that, as the U.S. economy slows, there is value and opportunity in the bond market.




Maxwell E. Bublitz                                          Gregory J. Hahn
President & CEO                                      Senior Vice President,
Conseco Capital Management, Inc.                   Chief Investment Officer
                                           Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BALANCED PORTFOLIO AND THE S&P 500 INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

[Data below represents line chart in printed piece.]

                                                   Lehman Brothers
                   Balanced    Standard & Poor's     Government/
DATE               Portfolio       500 Index       Corporate Index
12/31/90           10000             10000             10000
12/31/91           12192.8           13047             11612.6
12/31/92           13543.6           14041.2           12493
12/31/93           15007.4           15456.5           13870.9
12/31/94           14929.7           15660.6           13384
12/31/95           19631.4           21545.8           15959.1
12/31/96           25186.7           26492.7           16422
12/31/97           30177.7           35330.7           18024.8
12/31/98           32761.4           45424.7           19731.7
12/31/99           42869.5           54982             19307.5
12/31/00           45992.8           49984.1           21595.4


-------------------------------
  Average Annual Total Return
-------------------------------
  1 Year   5 Years   10 Years
-------------------------------
  7.29%    18.56%    16.48%
-------------------------------
Past performance is not predictie of future performance.
Performance does not include separate account expenses.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (55.0%)

BUILDING MATERIALS, HARDWARE, GARDEN--RETAIL (0.6%)
       9,490 The Home Depot, Inc............................................................. $    433,579
                                                                                              ------------
BUSINESS SERVICES (4.3%)
         800 Adobe Systems, Inc..............................................................       46,550
       8,080 America Online, Inc. (a)........................................................      281,184
         790 Ariba, Inc. (a).................................................................       42,364
         700 Art Technology Group, Inc. (a)..................................................       21,361
       1,600 Automatic Data Processing, Inc..................................................      101,299
       1,800 Brocade Communications Systems, Inc. (a)........................................      165,262
       2,500 Cadence Design Systems, Inc. (a)................................................       68,750
         800 DST Systems, Inc. (a)...........................................................       53,600
       5,030 First Data Corp.................................................................      265,021
       4,430 The Interpublic Group of Companies, Inc.........................................      188,550
       1,900 Intuit, Inc. (a)................................................................       74,932
         500 Mercury Interactive Corp. (a)...................................................       45,125
      17,270 Microsoft Corp. (a).............................................................      751,245
       1,300 NCR Corp (a)....................................................................       63,863
      14,420 Oracle Corp. (a)................................................................      419,074
       2,300 Robert Half International, Inc. (a).............................................       60,950
       1,970 Siebel Systems, Inc. (a)........................................................      133,467
       2,100 Symantec, Corp. (a).............................................................       70,087
       1,100 TMP Worldwide, Inc. (a).........................................................       60,500
         870 VeriSign, Inc. (a)..............................................................       64,557
       3,072 VERITAS Software Corp. (a)......................................................      268,990
                                                                                              ------------
                                                                                                 3,246,731
                                                                                              ------------
CHEMICALS AND ALLIED PRODUCTS (7.0%)
       5,460 Abbott Laboratories.............................................................      264,471
       4,800 Air Products & Chemicals, Inc...................................................      196,800
       5,540 Biogen, Inc. (a)................................................................      332,743
       9,460 Bristol-Myers Squibb Co.........................................................      699,453
       3,100 Colgate-Palmolive Co............................................................      200,105
       1,600 Cytec Industries, Inc. (a)......................................................       63,901
       2,930 E. I. du Pont de Nemours and Co.................................................      141,554
       4,290 The Estee Lauder Companies, Inc.--Class A.......................................      187,953
         900 Genzyme Corp. (a)...............................................................       80,944
      10,510 Merck & Co, Inc.................................................................      983,999
      26,200 Pfizer, Inc.....................................................................    1,205,200
       9,320 Pharmacia Corp..................................................................      568,520
       5,100 Schering-Plough Corp............................................................      289,425
       1,500 Union Carbide Corp..............................................................       80,718
                                                                                              ------------
                                                                                                 5,295,786
                                                                                              ------------


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (3.2%)
       4,100 AT&T Corp....................................................................... $     70,979
       5,900 AT&T Wireless Group (a).........................................................      102,141
       3,900 Cox Communications, Inc.--Class A (a)...........................................      181,592
       8,900 Qwest Communications International, Inc. (a)....................................      364,900
      15,600 SBC Communications, Inc.........................................................      744,900
       4,640 Sprint Corp.....................................................................       94,248
      14,360 Verizon Communications, Inc.....................................................      719,795
       9,300 WorldCom, Inc. (a)..............................................................      130,200
                                                                                              ------------
                                                                                                 2,408,755
                                                                                              ------------
DEPOSITORY INSTITUTIONS (3.9%)
       7,160 The Bank of New York Co., Inc...................................................      395,146
       5,320 The Chase Manhattan Corp........................................................      241,730
      16,100 Citigroup, Inc..................................................................      822,098
      14,200 Firstar Corp....................................................................      330,150
       8,100 FleetBoston Financial Corp......................................................      304,252
       3,300 GreenPoint Financial Corp.......................................................      135,095
       3,700 MBNA Corp.......................................................................      136,671
       7,380 PNC Financial Services Group, Inc...............................................      539,198
                                                                                              ------------
                                                                                                 2,904,340
                                                                                              ------------
EATING AND DRINKING PLACES (0.3%)
       3,800 Darden Restaurants, Inc.........................................................       86,925
       4,030 McDonald's Corp.................................................................      137,020
                                                                                              ------------
                                                                                                   223,945
                                                                                              ------------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (2.0%)
       2,660 American Electric Power Co., Inc................................................      123,690
       2,600 Duke Energy Corp................................................................      221,650
       2,900 Dynegy, Inc.--Class A...........................................................      162,580
       4,510 El Paso Energy Corp.............................................................      323,029
       3,100 Exelon Corp.....................................................................      217,651
       3,000 FPL Group, Inc..................................................................      215,250
       3,900 Reliant Energy, Inc.............................................................      168,917
       3,400 TECO Energy, Inc................................................................      110,075
                                                                                              ------------
                                                                                                 1,542,842
                                                                                              ------------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (5.6%)
       2,960 Analog Devices, Inc. (a)........................................................      151,516
       1,600 Applied Micro Circuits Corp. (a)................................................      120,075
         800 Broadcom Corp.--Class A (a).....................................................       67,600
       3,740 Celestica, Inc. (a).............................................................      202,895
       1,400 CIENA Corp. (a).................................................................      113,925
       1,000 Cypress Semiconductor Corp. (a).................................................       19,688
       1,410 Eaton Corp......................................................................      106,015
       5,470 Emerson Electric Co.............................................................      431,102


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
      21,490 General Electric Co............................................................. $  1,030,188
       2,330 Integrated Device Technology, Inc. (a)..........................................       77,181
      18,380 Intel Corp......................................................................      555,995
       1,100 International Rectifier Corp. (a)...............................................       33,000
       1,120 Intersil Holding Corp. (a)......................................................       25,691
       3,590 JDS Uniphase Corp. (a)..........................................................      149,660
       1,900 KEMET Corp. (a).................................................................       28,737
       2,700 Linear Technology Corp..........................................................      124,875
       2,000 Network Appliance, Inc. (a).....................................................      128,468
         700 NVIDIA Corp. (a)................................................................       22,936
       1,000 PMC-Sierra, Inc. (a)............................................................       78,625
         400 Power-One, Inc. (a).............................................................       15,725
         600 Rambus, Inc. (a)................................................................       21,675
       1,000 Sanmina Corp. (a)...............................................................       76,625
       1,300 Scientific-Atlanta, Inc.........................................................       42,331
         500 SDL, Inc. (a)...................................................................       74,094
       2,200 Semtech Corp. (a)...............................................................       48,536
       1,700 Silicon Storage Technology, Inc. (a)............................................       20,187
       2,740 Tellabs, Inc. (a)...............................................................      154,810
         900 TranSwitch Corp. (a)............................................................       35,212
       1,200 TriQuint Semiconductor, Inc. (a)................................................       52,426
       1,420 Vitesse Semiconductor Corp. (a).................................................       78,543
       2,300 Xilinx, Inc. (a)................................................................      106,087
                                                                                              ------------
                                                                                                 4,194,423
                                                                                              ------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT SERVICES (0.1%)
       1,100 Paychex, Inc....................................................................       53,487
         300 PerkinElmer, Inc................................................................       31,500
                                                                                              ------------
                                                                                                    84,987
                                                                                              ------------
FOOD AND KINDRED PRODUCTS (2.3%)
       5,500 Anheuser-Busch Companies, Inc...................................................      250,250
       6,100 Archer-Daniels-Midland Co.......................................................       91,500
       5,520 The Coca Cola Co................................................................      336,378
       4,900 ConAgra Foods, Inc..............................................................      127,400
       1,480 General Mills, Inc..............................................................       65,952
       1,600 McCormick & Co., Inc............................................................       57,699
       4,880 PepsiCo, Inc....................................................................      241,863
       9,310 Philip Morris Companies, Inc....................................................      409,640
         700 Quaker Oats Co..................................................................       68,162
         990 Wm. Wrigley Jr. Co..............................................................       94,854
                                                                                              ------------
                                                                                                 1,743,698
                                                                                              ------------
FOOD STORES (0.3%)
       3,600 Safeway, Inc. (a)...............................................................      225,000
                                                                                              ------------


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES (1.7%)
       3,800 Kohls Corp. (a)................................................................. $    231,800
       8,200 Sears Roebuck & Co..............................................................      284,950
      19,480 Target Corp.....................................................................      628,230
       2,590 Wal-Mart Stores, Inc............................................................      137,594
                                                                                              ------------
                                                                                                 1,282,574
                                                                                              ------------
HEALTH SERVICES (0.5%)
       9,130 HCA--The Healthcare Corp........................................................       401,811
                                                                                              ------------
INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (4.1%)
       1,600 American Standard Companies, Inc. (a)...........................................       78,899
       1,960 Applied Materials, Inc. (a).....................................................       74,848
      25,870 Cisco Systems, Inc. (a).........................................................      989,527
       9,510 EMC Corp. (a)...................................................................      632,415
       1,500 Harris Corp.....................................................................       45,938
       4,750 International Business Machines Corp............................................      403,750
         800 Juniper Networks, Inc. (a)......................................................      100,850
       1,100 Lexmark International, Inc. (a).................................................       48,743
       3,760 Novellus Systems, Inc. (a)......................................................      135,127
       3,000 Palm, Inc. (a)..................................................................       84,936
       7,000 Sun Microsystems, Inc. (a)......................................................      195,125
       1,000 Symbol Technologies, Inc........................................................       36,000
       4,500 Tyco International Ltd..........................................................      249,750
       2,400 Unisys Corp. (a)................................................................       35,100
                                                                                              ------------
                                                                                                 3,111,008
                                                                                              ------------
INSURANCE AGENTS, BROKERS AND SERVICE (0.1%)
         820 Marsh & McLennan Companies, Inc.................................................       95,940
                                                                                              ------------
INSURANCE CARRIERS (1.9%)
       5,100 The Allstate Corp...............................................................      222,166
       7,290 American International Group, Inc...............................................      718,517
       3,200 MGIC Investment Corp............................................................      215,802
       4,940 The St. Paul Companies, Inc.....................................................      268,301
                                                                                              ------------
                                                                                                 1,424,786
                                                                                              ------------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (1.3%)
       2,600 Agilent Technologies, Inc. (a)..................................................      142,350
       3,350 Allergan, Inc...................................................................      324,320
       2,780 Applera Corp.--Applied Biosystems Group.........................................      261,492
       1,400 Millipore Corp..................................................................       88,200
       1,600 Tektronix, Inc..................................................................       53,901
       1,090 Waters Corp. (a)................................................................       91,015
                                                                                              ------------
                                                                                                   961,278
                                                                                              ------------
METAL MINING (0.1%)
       1,200 Phelps Dodge Corp...............................................................       66,974
                                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS RETAIL (0.1%)
       3,100 Tiffany & Co.................................................................... $     98,037
                                                                                              ------------
MOTION PICTURES (0.8%)
      11,790 AT&T Corp.--Liberty Media Group--Class A (a)....................................      159,896
         400 Macrovision Corp. (a)...........................................................       29,606
       3,700 Time Warner, Inc................................................................      193,288
       8,600 The Walt Disney Co..............................................................      248,867
                                                                                              ------------
                                                                                                   631,657
                                                                                              ------------
NON-DEPOSITORY CREDIT INSTITUTIONS (2.5%)
       4,500 American Express Co.............................................................      247,221
       4,090 Fannie Mae......................................................................      354,807
      11,490 Federal Home Loan Mortgage Corp.................................................      791,374
       8,640 Providian Financial Corp........................................................      496,800
                                                                                              ------------
                                                                                                 1,890,202
                                                                                              ------------
OIL AND GAS EXTRACTION (1.1%)
       4,050 Anadarko Petroleum Corp.........................................................      287,874
       2,200 BJ Services Co. (a).............................................................      151,525
       2,470 Enron Corp......................................................................      205,319
       5,209 ENSCO International, Inc........................................................      177,429
                                                                                              ------------
                                                                                                   822,147
                                                                                              ------------
PAPER AND ALLIED PRODUCTS (0.5%)
       2,900 Bowater, Inc....................................................................      163,488
       2,900 Kimberly-Clark Corp.............................................................      205,001
                                                                                              ------------
                                                                                                   368,489
                                                                                              ------------
PETROLEUM REFINING AND RELATED INDUSTRIES (1.9%)
       1,200 Chevron Corp....................................................................      101,326
      13,470 Exxon Mobil Corp................................................................    1,171,055
       2,850 Phillips Petroleum Co...........................................................      162,094
                                                                                              ------------
                                                                                                 1,434,475
                                                                                              ------------
PRIMARY METAL INDUSTRIES (0.1%)
       4,500 AK Steel Holding Corp...........................................................       39,375
                                                                                              ------------
PRINTING, PUBLISHING AND ALLIED INDUSTRIES (0.6%)
       3,600 McGraw Hill Companies, Inc......................................................      211,050
       5,100 Viacom, Inc.--Class B (a).......................................................      238,425
                                                                                              ------------
                                                                                                   449,475
                                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
       4,400 Duke-Weeks Realty Corp..........................................................      108,350
       2,100 Equity Residential Properties Trust.............................................      116,155
                                                                                              ------------
                                                                                                   224,505
                                                                                              ------------
REAL ESTATE OPERATORS, AGENTS, MANAGERS (0.2%)
       3,700 Starwood Hotels & Resorts Worldwide, Inc........................................      130,425
                                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
SECURITY AND COMMODITY BROKERS (1.0%)
       2,100 The Goldman Sachs Group, Inc.....................................................$    224,570
       4,000 Merrill Lynch & Co, Inc..........................................................     272,752
       2,530 Morgan Stanley Dean Witter & Co..................................................     200,503
         600 SEI Investments Co...............................................................      67,200
                                                                                              ------------
                                                                                                   765,025
                                                                                              ------------
STONE, CLAY, GLASS AND CONCRETE PRODUCTS (0.3%)
       4,300 Corning, Inc.....................................................................     227,092
                                                                                              ------------
TRANSPORTATION BY AIR (0.2%)
       2,900 Delta Air Lines, Inc.............................................................     145,545
                                                                                              ------------
TRANSPORTATION EQUIPMENT (2.3%)
       8,760 The Boeing Co....................................................................     578,160
       8,300 Ford Motor Co....................................................................     194,535
       3,040 General Dynamics Corp............................................................     237,120
       1,700 General Motors Corp..............................................................      86,595
       5,130 General Motors Corp.--Class H (a)................................................     117,990
       1,800 Harley-Davidson, Inc.............................................................      71,550
       5,460 United Technologies Corp.........................................................     429,293
                                                                                              ------------
                                                                                                 1,715,243
                                                                                              ------------
TRANSPORTATION SERVICES (0.2%)
       3,200 Expeditors International of Washington, Inc......................................     171,802
                                                                                              ------------
UNIT INVESTMENT TRUSTS (2.1%)
      11,800 S&P 500 Depositary Receipt.......................................................   1,548,018
                                                                                              ------------
WHOLESALE TRADE--DURABLE GOODS (1.0%)
       1,400 Arrow Electronics, Inc. (a)......................................................      40,075
       5,440 Johnson & Johnson................................................................     571,537
       2,740 Sycamore Networks, Inc. (a)......................................................     102,750
         900 Tech Data Corp. (a)..............................................................      24,342
                                                                                              ------------
                                                                                                   738,704
                                                                                              ------------
WHOLESALE TRADE--NON-DURABLE GOODS (0.5%)
       1,300 Cardinal Health, Inc.............................................................     129,513
       5,600 SYSCO Corp.......................................................................     168,000
       1,510 Unilever NV......................................................................      95,036
                                                                                              ------------
                                                                                                   392,549
                                                                                              ------------
             TOTAL COMMON STOCKS (COST $43,003,775)...........................................  41,441,222
                                                                                              ------------

PREFERRED STOCKS (2.3%)

INSURANCE COMPANIES (0.4%)
      12,000 Lincoln National Corp., 6.400%, TOPrS (b)........................................     300,000
                                                                                              ------------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (0.5%)
       6,627 River Holding Corp., 11.500%, Series B, PIK (b)..................................     382,709
                                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

==========================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                      VALUE
----------------------------------------------------------------------------------------------------------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.4%)
       1,000 Centaur Funding Corp., 9.080%, (c) Cost--$1,069,950; Acquired--01/13/2000
                & 01/14/1999................................................................  $  1,040,000
                                                                                              ------------
             TOTAL PREFERRED STOCKS (COST $1,869,951).......................................     1,722,709
                                                                                              ------------
WARRANTS (0.0%)

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (0.0%)
         250 Park `N View, Inc..............................................................             0
                                                                                              ------------
             TOTAL WARRANTS (COST $42,500)..................................................             0
                                                                                              ------------
CORPORATE BONDS (33.2%)

AMUSEMENT AND RECREATION SERVICES (0.3%)
     250,000 Mirage Resorts, Inc., 6.625%, due 02/01/2005...................................       243,125
                                                                                              ------------
AUTO REPAIR AND PARKING (0.4%)
     100,000 Amerco-MTN, 8.800%, due 02/04/2005.............................................        98,125
     200,000 Amerco-MTN, 7.470%, due 01/15/2027.............................................       183,000
                                                                                              ------------
                                                                                                   281,125
                                                                                              ------------
CHEMICALS AND ALLIED PRODUCTS (1.4%)
     500,000 Agrium, Inc., 7.700%, due 02/01/2017...........................................       423,750
     625,000 Lyondell Chemical Co., Series A, 9.625%, due 05/01/2007........................       607,813
                                                                                              ------------
                                                                                                 1,031,563
                                                                                              ------------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (2.5%)
     645,000 British Telecommunications plc, 8.625%, due 12/15/2030.........................       647,419
     225,000 Charter Communication Holdings LLC, 10.250%, due 01/15/2010....................       220,500
     350,000 Global Crossing Ltd., 9.125%, due 11/15/2006...................................       336,875
     700,000 Telefonica Europe, 7.750%, due 09/15/2010......................................       709,625
                                                                                              ------------
                                                                                                 1,914,419
                                                                                              ------------
DEPOSITORY INSTITUTIONS (3.8%)
   1,000,000 Comerica Bank, 7.650%, due 08/15/2010..........................................     1,022,500
     525,000 Dime Bancorp, Inc., 9.000%, due 12/19/2002.....................................       528,281
     200,000 Key Bank, National Association, 6.500%, due 04/15/2008.........................       194,250
     300,000 Sovereign Bancorp, Inc., 10.250%, due 05/15/2004...............................       297,000
     875,000 Union Planters Bank, National Association, 6.500%, due 03/15/2018..............       800,625
                                                                                              ------------
                                                                                                 2,842,656
                                                                                              ------------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (13.6%)
     275,000 AES Corp., 8.750%, due 12/15/2002..............................................       277,406
     650,000 Calpine Corp., 8.250%, due 08/15/2005..........................................       645,938
     873,097 East Coast Power LLC, 6.737%, due 03/31/2008...................................       863,275
      75,000 El Paso Natural Gas, 7.500%, due 11/15/2026....................................        73,500
     300,000 MCN Investment Corp., 6.350%, due 04/02/2002...................................       298,875
   1,875,000 Midwest Generation, LLC., 8.560%, due 01/02/2016, (c) Cost--1,875,000;
               Acquired--08/22/2000 & 08/17/2000............................................     1,710,044
     500,000 NRG Energy, Inc., 8.250%, due 09/15/2010.......................................       515,000
     800,000 PSEG Energy Holdings, 9.125%, due 02/10/2004...................................       821,000

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
     650,000 Pinnacle Partners, 8.830%, due 08/15/2004, (c) Cost--$650,000; Acquired-08/02/2000.................... $   666,250
     715,000 Southern Energy, Inc., 7.900%, due 07/15/2009, (c) Cost-$690,368; Acquired--10/26/2000................     710,531
     850,000 Southern Energy, Inc., 9.125%, due 06/30/2017, (c) Cost--850,000; Acquired--12/07/2000................     863,690
     700,000 TXU Corp., 7.625%, due 10/15/2012.....................................................................     707,000
     525,000 Tennessee Gas Pipeline, 7.000%, due 10/15/2028........................................................     493,500
     700,000 Waste Management, Inc., 6.625%, due 07/15/2002........................................................     686,875
     350,000 Waste Management, Inc., 6.875%, due 05/15/2009........................................................     329,438
     600,000 Williams Companies, Inc., 7.625%, due 07/15/2019......................................................     600,750
                                                                                                                    -----------
                                                                                                                     10,263,072
                                                                                                                    -----------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (0.2%)
     175,000 EchoStar Broadband Corp., 10.375%, due 10/01/2007, (c) Cost--$170,862; Acquired--12/14/2000...........     172,813
                                                                                                                    -----------
GENERAL MERCHANDISE STORES (0.3%)
     300,000 Shopko Stores, Inc., 6.500%, due 08/15/2003...........................................................     190,500
                                                                                                                    -----------
HOTELS, OTHER LODGING PLACES (0.4%)
     200,000 Park Place Entertainment, 8.875%, due 09/15/2008......................................................     203,000
     100,000 HMH Properties, Inc., 8.450%, due 12/01/2008..........................................................      97,500
                                                                                                                    -----------
                                                                                                                        300,500
                                                                                                                    -----------
INSURANCE CARRIERS (0.1%)
     100,000 Delphi Financial Group, Inc., 8.000%, due 10/01/2003..................................................     100,250
                                                                                                                    -----------
MOTION PICTURES (0.4%)
     350,000 Liberty Media Corp., 8.250%, due 02/01/2030...........................................................     320,250
                                                                                                                    -----------
OIL AND GAS EXTRACTION (4.5%)
     500,000 Cliffs Drilling Co., Series B, 10.250%, due 05/15/2003................................................     509,375
     250,000 ENSCO International, Inc., 6.750%, due 11/15/2007.....................................................     244,063
     400,000 Enron Corp., 8.000%, due 08/15/2005, (c) Cost--$399,359; Acquired--08/17/2000.........................     418,500
     675,000 Occidental Petroleum Corp., 8.450%, due 02/15/2029....................................................     745,875
     600,000 USX Corp., 8.500%, due 03/01/2023.....................................................................     610,500
     850,000 USX Corp., 6.850%, due 03/01/2008.....................................................................     822,375
                                                                                                                    -----------
                                                                                                                      3,350,688
                                                                                                                    -----------
PETROLEUM REFINING AND RELATED INDUSTRIES (1.0%)
     600,000 Pennzoil Co., 10.125%, due 11/15/2009.................................................................     728,250
                                                                                                                    -----------
PIPE LINES, EXCEPT NATURAL GAS (1.5%)
     700,000 Osprey Trust/Osprey I, 7.797%, due 01/15/2003, (c) Cost--$700,000; Acquired--09/16/1999...............     708,750
     400,000 Osprey Trust/Osprey I, 8.310%, due 01/15/2003, (c) Cost--$400,000; Acquired--09/28/2000...............     408,500
                                                                                                                    -----------
                                                                                                                      1,117,250
                                                                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) (0.9%)
     500,000 Colonial Realty, L.P., 7.500%, due 07/15/2001.........................................................     500,000
     200,000 Corporate Property Investors, Inc., 9.000%, due 03/15/2002, (c) Cost-$206,381; Acquired--03/17/1998...     204,000
                                                                                                                    -----------
                                                                                                                        704,000
                                                                                                                    -----------
REAL ESTATE OPERATORS, AGENTS, MANAGERS (0.4%)
     300,000 Regency Centers, L.P., 7.400%, due 04/01/2004.........................................................     298,500
                                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
STONE, CLAY, GLASS AND CONCRETE PRODUCTS (0.2%)
     200,000 USG Corp., 9.250%, due 09/15/2001...................................................................   $   187,000
                                                                                                                    -----------
TOBACCO PRODUCTS (0.5%)
     400,000 R.J. Reynolds Tobacco Holdings, Inc., 7.375%, due 05/15/2003........................................       388,500
                                                                                                                    -----------
TRANSPORTATION EQUIPMENT (0.8%)
     600,000 Northrop-Grumman Corp., 9.375%, due 10/15/2024......................................................       628,500
                                                                                                                    -----------
             TOTAL CORPORATE BONDS (COST $25,103,284)............................................................    25,062,961
                                                                                                                    -----------
MUNICIPAL BONDS (1.4%)
     250,000 Capital Projects Finance Authority, Florida Revenue, 8.000%, due 12/01/2001.........................       250,283
     450,000 Mississippi Development Bank, Special Obligation, Series 1998, 8.500%, due 12/01/2018...............       405,000
     350,000 United Mexican States, 9.875%, due 02/01/2010.......................................................       376,250
                                                                                                                    -----------
             TOTAL MUNICIPAL BONDS (COST $1,066,832).............................................................     1,031,533
                                                                                                                    -----------
ASSET BACKED SECURITIES (0.6%)
     150,000 COMED Transitional Funding Trust, 98-1 A7, 5.740%, due 12/25/2010...................................       145,550
     271,160 First Union National Bank Commercial Mortgage, 99-C4 A1, 7.184%, due 09/15/2008.....................       281,394
                                                                                                                    -----------
             TOTAL ASSET BACKED SECURITIES (COST $421,514).......................................................       426,944
                                                                                                                    -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.1%)
      15,000 U.S. Treasury Note, 5.750%, due 08/15/2010..........................................................        15,725
     810,000 U.S. Treasury Note, 5.750%, due 11/15/2005..........................................................       836,325
     725,000 U.S. Treasury Note, 5.625%, due 11/30/2002..........................................................       731,174
                                                                                                                    -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $1,573,207)......................................     1,583,224
                                                                                                                    -----------
SHORT-TERM INVESTMENTS (5.3%)
   4,000,000 Newell Company, Inc. 6.550%, due 01/02/2001.........................................................     3,997,817
                                                                                                                    -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $3,997,817)......................................................     3,997,817
                                                                                                                    -----------
             TOTAL INVESTMENTS (COST $77,078,880) (99.9%)........................................................    75,266,410
                                                                                                                    -----------
             Other assets, less liabilities (0.1%)...............................................................        88,822
                                                                                                                    -----------
             NET ASSETS (100.0%).................................................................................   $75,355,232
                                                                                                                    -----------

--------------------------------------------------------------------------
(a) Non-income producing security.
(b) PIK--Payment in Kind.
    TOPrS--Trust Originated Preferred Securities.
(c) Restricted under Rule 144A of the Securities Act of 1933.


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
HIGH YIELD PORTFOLIO


================================================================================
PORTFOLIO MANAGERS' REVIEW

   As measured by the Merrill Lynch High Yield Index, the high-yield market experienced its worst investment performance since the benchmark was initiated in 1987. This past year also became the third consecutive subpar year for high yield investors.

   As a result of the general market weakness, some of the Portfolio's largest holdings experienced unexpected financial duress, contributing to the investment portfolio's subpar return.

   Here's a brief summary of what happened in the marketplace that helped drive down prices and high-yield investment performance.

VOLATILE ENVIRONMENT

   In essence, the high-yield market experienced both technical pressure (more money leaving than coming into the market) and weakening issuer fundamentals--most notably, ongoing Federal Reserve interest-rate hikes and rising default rates.

   These events combined to create a volatile environment too tough for the market to absorb and overcome.

   After falling to a near-record low in 1998, the global high-yield default rate tripled, according to Moody's Investors Service, increasing from slightly more than 2.0% in 1998 to more than 6.0% in 2000. This rising default rate was exacerbated by another unexpected event: The U.S. domestic high-yield default rate was even higher, reaching more than 7.0%.

   Consequently, the high-yield market experienced a net outflow of almost $6 billion in mutual funds assets--the first net annual outflow since 1990.

   In addition, according to Merrill Lynch, 2000 brought the highest net outflow of assets since the Investment Company Institute began recording high-yield funds as a separate category of mutual funds in 1984.

2001 OUTLOOK: SIGNS OF RECOVERY

   There are signs that the high-yield market reached its nadir last year, and we are optimistic about future returns. Consequently, we believe the high-yield market--and the Portfolio--are poised for a solid year in terms of total return.

   Our outlook is based on the belief that, with spreads-to-treasuries at their second-widest level since 1987, the market was over-compensating for the expectation of rising default rates.

   Plus, as we went to press with this report, the Federal Reserve had already lowered interest rates by a full point with at least one more cut expected before the end of March 2001.

   Investment flows into the high-yield market also had turned positive--a harbinger of a stronger technical backdrop.

   The Portfolio's near-term focus is to maintain a diversified pool of high-yield corporate credits while taking advantage of select credits that--in our view--are trading at levels well below their intrinsic value.





Robert L. Cook, CFA                                           Eric D. Todd, CFA
Vice President                                                   Vice President
Co-Portfolio Manager                                       Co-Portfolio Manager
Conseco Capital Management, Inc.               Conseco Capital Management, Inc.



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH YIELD PORTFOLIO AND THE MERRILL LYNCH HIGH YIELD INDEX

[Data below represents line chart in printed piece.]

           High Yield         Merrill Lynch
DATE        Portfolio       High Yield Index
6/13/00       10000              10000
12/31/00      10320               9802.88


--------------------------------
  Average Annual Total Return
--------------------------------
      Since Inception(1)
--------------------------------
             3.20%
--------------------------------


(1) The inception date of this portfolio was June 13, 2000. Past performance is not predictive of future performance. Performance does not include separate account expenses.

CONSECO SERIES TRUST

HIGH YIELD PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (1.2%)

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (1.2%)
         50  Nextel Communications, Inc., Series D, PIK (b), 13.000%............................................   $     48,375
                                                                                                                    -----------
             TOTAL PREFERRED STOCKS (COST $48,313) .............................................................         48,375
                                                                                                                    -----------
CORPORATE BONDS (59.4%)

AMUSEMENT AND RECREATION SERVICES (3.1%)
     50,000  Boca Resorts, Inc., 9.875%, due 04/15/2009.........................................................         46,250
     50,000  Boyd Gaming Corp., 9.500%, due 07/15/2007..........................................................         44,500
     50,000  Trump Atlantic City Associates, 11.250%, due 05/01/2006............................................         33,000
                                                                                                                    -----------
                                                                                                                        123,750
                                                                                                                    -----------
BUILDING CONSTRUCTION, GENERAL CONTRACTORS AND OPERATIVE BUILDERS (2.0%)
     85,000  D.R. Horton, Inc., 8.375%, due 06/15/2004..........................................................         82,025
                                                                                                                    -----------
BUSINESS SERVICES (0.7%)
     25,000  Exodus Communications, Inc., 11.625%, due 07/15/2010, (a) Cost--$23,035; Acquired--12/20/2000......         22,375
     20,000  PSInet, Inc., 11.000%, due 08/01/2009..............................................................          5,300
                                                                                                                    -----------
                                                                                                                         27,675
                                                                                                                    -----------
CHEMICALS AND ALLIED PRODUCTS (3.0%)
     50,000  Lyondell Chemical Co., Series A, 9.625%, due 05/01/2007............................................         48,625
     75,000  Lyondell Chemical Co., 9.875%, due 05/01/2007......................................................         72,937
                                                                                                                    -----------
                                                                                                                        121,562
                                                                                                                    -----------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (12.5%)
     75,000  Allegiance Telecom, Inc., 12.875%, due 05/15/2008..................................................         73,500
     25,000  Charter Communications Holdings LLC, 8.250%, due 04/01/2007........................................         22,750
     50,000  Charter Communications Holdings LLC, 8.625%, due 04/01/2009........................................         45,625
     65,000  Classic Cable, Inc., 10.500%, due 03/01/2010.......................................................         29,575
     50,000  EchoStar DBS Corp., 9.375%, due 02/01/2009.........................................................         48,750
     70,000  Global Crossing Ltd., 9.125%, due 11/15/2006.......................................................         67,375
    250,000  ICG Holdings, Inc., STEP (b) 0.000%/12.500%, due 05/01/2006........................................         28,750
     65,000  Insight Midwest, 10.500%, due 11/01/2010, (a) Cost--$66,705; Acquired--11/01/2000..................         67,762
     50,000  McLeodUSA, Inc., 9.500%, due 11/01/2008............................................................         45,750
     40,000  TeleCorp PCS, Inc., 10.625%, due 07/15/2010........................................................         40,800
     50,000  Winstar Communications, Inc., 12.750%, due 04/15/2010..............................................         33,250
                                                                                                                    -----------
                                                                                                                        503,887
                                                                                                                    -----------
DEPOSITORY INSTITUTIONS (1.8%)
     75,000  Sovereign Bancorp, Inc., 10.250%, due 05/15/2004...................................................         74,250
                                                                                                                    -----------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (6.3%)
     60,000  AES Corp., 8.750%, due 12/15/2002..................................................................         60,525
     50,000  Allied Waste Industries, Inc., Series B, 7.875%, due 01/01/2009....................................         46,625
     50,000  CMS Energy Corp., 9.875%, due 10/15/2007...........................................................         52,125
    100,000  Calpine Corp., 7.875%, due 04/01/2008..............................................................         94,375
                                                                                                                    -----------
                                                                                                                        253,650
                                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

HIGH YIELD PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (1.9%)
     65,000  Alamosa PCS Holdings, Inc., STEP (b) 0.000%/12.875%, due 02/15/2010................................   $     30,550
     50,000  Amkor Technologies, Inc., 10.500%, due 05/01/2009..................................................         47,125
                                                                                                                    -----------
                                                                                                                         77,675
                                                                                                                    -----------
FABRICATORS METAL, EXCEPT MACHINERY AND TRANSPORTATION EQUIPMENT (1.1%)
     45,000  U.S. Can Corp., 12.375%, due 10/01/2010, (a) Cost--$44,608; Acquired--12/20/2000....................        44,550
                                                                                                                    -----------
HEALTH SERVICES (5.6%)
     75,000  HCA - The Healthcare Co., 8.750%, due 09/01/2010...................................................         79,313
     25,000  HEALTHSOUTH Corp., 6.875%, due 06/15/2005..........................................................         23,594
     20,000  HEALTHSOUTH Corp., 10.750%, due 10/01/2008, (a) Cost--$21,024; Acquired--12/20/2000................         21,025
     50,000  Tenet Healthcare Corp., 8.625%, due 12/01/2003.....................................................         50,938
     50,000  Tenet Healthcare Corp., 7.875%, due 01/15/2003.....................................................         50,500
                                                                                                                    -----------
                                                                                                                        225,370
                                                                                                                    -----------
HOTELS, OTHER LODGING PLACES (4.4%)
     100,000 HMH Properties, Inc., 8.450%, due 12/01/2008.......................................................         97,500
     75,000  MGM Mirage, 9.750%, due 06/01/2007.................................................................         78,750
                                                                                                                    -----------
                                                                                                                        176,250
                                                                                                                    -----------
METAL MINING (1.1%)
     50,000  Golden Northwest Aluminum, Inc., 12.000%, due 12/15/2006...........................................         45,250
                                                                                                                    -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES (1.2%)
     50,000  International Game Technology, 8.375%, due 05/15/2009..............................................         50,125
                                                                                                                    -----------
OIL AND GAS EXTRACTION (8.0%)
     50,000  Chesapeake Energy Corp., 9.625%, due 05/01/2005....................................................         51,688
     50,000  Pride Petroleum Services, Inc., 9.375%, due 05/01/2007.............................................         51,750
    150,000  R & B Falcon Corp., 11.375%, due 03/15/2009........................................................        174,000
     45,000  Triton Energy Ltd., 8.875%, due 10/01/2007.........................................................         45,731
                                                                                                                    -----------
                                                                                                                        323,169
                                                                                                                    -----------
PERSONAL SERVICES (0.7%)
     55,000  Service Corp. International, 6.875%, due 10/01/2007................................................         29,425
                                                                                                                    -----------
PRIMARY METAL INDUSTRIES (1.9%)
     75,000  NS Group, Inc., 13.500%, due 07/15/2003............................................................         77,250
                                                                                                                    -----------
 REAL ESTATE INVESTMENT TRUSTS (REITS) (1.2%)
     50,000  FelCor Lodging LP, 7.375%, due 10/01/2004..........................................................         47,125
                                                                                                                    -----------
TRANSPORTATION BY AIR (2.3%)
     50,000  Amtran, Inc., 10.500%, due 08/01/2004..............................................................         44,562
     50,000  Northwest Airlines, Inc., 8.520%, due 04/07/2004...................................................         49,500
                                                                                                                    -----------
                                                                                                                         94,062
                                                                                                                    -----------
WHOLESALE TRADE--NON-DURABLE GOODS (0.6%)
     40,000  Terra Industries, 10.500%, due 06/15/2005..........................................................         23,400
                                                                                                                    -----------
             TOTAL CORPORATE BONDS (COST $2,394,388)............................................................      2,400,450
                                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

HIGH YIELD PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (37.1%)
  1,500,000  Newell Company, Inc., 6.550%, due 01/02/2001......................................................    $  1,499,181
                                                                                                                    -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $1,499,181)....................................................       1,499,181
                                                                                                                    -----------
             TOTAL INVESTMENTS (COST $3,941,882) (97.7%).......................................................       3,948,006
                                                                                                                    -----------
             Other assets, less liabilities (2.3%).............................................................          92,293
                                                                                                                    -----------
             NET ASSETS (100.0%)...............................................................................    $  4,040,299
                                                                                                                    -----------


---------------------------------------------------------------------------
(a) Restricted under Rule 144A of the Securities Act of 1933.
(b) PIK--Payment in Kind.
    STEP-- Bonds where the coupon steps up a predetermined rate.










   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
FIXED INCOME PORTFOLIO


================================================================================
PORTFOLIO MANAGERS' REVIEW

   The events of 2000 proved to be worthy of a novel for investors, as several unusual events in the capital markets converged.

PLOTS AND SUBPLOTS

   The huge bull market in stocks--which climaxed in mid-year--threatened to push a strong economy into overdrive. Record corporate bond issuancE for the third year in a row, particularly focused in the telecom sector, helped to keep yield spreads at their widest levels in 10 years. In addition, credit "blow-ups" increased as more companies missed earnings estimates or faced financial restructuring.

   With all the subplots taking place in the financial markets, U.S. Treasury bonds provided outstanding returns for investors. However, dispersion of returns between various fixed-income sectors--including corporate bonds, mortgage-backed securities and asset-backed securities--was extremely wide.

   While our investment philosophy is deeply rooted in proprietary, fundamental research, portfolio structure is critical to providing a competitive total return in this environment without incurring significant risk.

CORPORATE EXPOSURE HITS HOME

   The Portfolio has a relatively high exposure to the corporate bond sector, most notably through a large position in BBB-rated, short-maturity bonds to help increase income. Within the general market however, corporate bonds posted their worst performance since 1981.

   During the past six years, cumulative returns in corporate bonds actually have trailed U.S. Treasury returns. In addition, the corporate bond sector was the single worst performing sector last year.

CURRENT ENVIRONMENT

   By almost every measure, the economy is slowing. The debate is whether we will experience a soft or a hard landing. In anticipation of an inevitable ease by the Federal Reserve, Treasury rates fell in December (the Fed subsequently lowered both the Fed Funds target and the discount rate by 100 basis points during January 2001).

   Corporations have already been feeling the tightening grip of a slowing economy. Earnings disappointments have rocked the financial markets, and corporation are filing for bankruptcy at a pace not seen in a decade. The most recent casualties were retailers with two long-standing companies filing for bankruptcy protection in late December 2000.

YEAR-END SURPRISES

   For the past several years, some unusual events have occurred toward the end of each year that have helped define the capital markets for the year to come.

   In 1998, we had the meltdown of Long Term Capital Management and the global financial crisis. At the end of 1999, we had Y2K.

   In 2000, we saw two key events take place. First, California's utilities deregulation began faltering, which created a power crisis and placed the state's power companies on the brink of bankruptcy. Second, global telecom companies issued large amounts of debt in order to finance their business strategies in a new, deregulated world.

LOOKING FORWARD

   As the U.S. economy slows, we believe that there is value and solid opportunity in the bond market. In particular, with the Federal Reserve drastically easing interest rates--as it did in January 2001--that opportunity exists in corporate bonds.

Gregory J. Hahn, CFA                                         Todd Thompson, CFA
Senior Vice President                                            Vice President
Chief Investment Officer                                   Co-Portfolio Manager
Co-Portfolio Manager                           Conseco Capital Management, Inc.
Conseco Capital Management, Inc.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

[Data below represents line chart in printed piece.]

                                 Lehman Brothers
                Fixed Income       Government/
DATE             Portfolio       Corporate Index
5/1/93             10000             10000
12/31/93           10599             10602
12/31/94           10314             10230
12/31/95           12196             12198
12/31/96           12802             12552
12/31/97           14072             13777
12/31/98           14941             15082
12/31/99           14883             14757
12/31/00           16351             16401


-----------------------------------
    Average Annual Total Return
-----------------------------------
                        Since
  1 Year   5 Years   Inception(1)
-----------------------------------
  9.87%     6.03%       6.62%
-----------------------------------

(1) The inception date of this portfolio was May 1, 1993. Past performance is not predictive of future performance. Performance does not include separate account expenses.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (2.3%)

INSURANCE CARRIERS (1.0%)
     16,000  Lincoln National Corp., 6.400%, TOPrS (a).........................................................    $    400,000
                                                                                                                    -----------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (0.3%)
      1,988  River Holding Corp., 11.500%, Series B, PIK (a)...................................................         114,807
                                                                                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.0%)
        350  Centaur Funding Corp., 9.080%, (b) Cost--$358,256; Acquired--01/04/1999 & 12/09/1998 ...............       364,000
                                                                                                                    -----------
             TOTAL PREFERRED STOCKS (COST $908,256)............................................................         878,807
                                                                                                                    -----------
CORPORATE BONDS (62.6%)

AMUSEMENT AND RECREATION SERVICES (0.3%)
    100,000  Mirage Resorts, Inc., 6.625%, due 02/01/2005......................................................          97,250
                                                                                                                    -----------
AUTO REPAIR AND PARKING (1.4%)
    250,000  Amerco-MTN, 8.800%, due 02/04/2005................................................................         245,312
    300,000  Amerco-MTN, 7.470%, due 01/15/2027................................................................         274,500
                                                                                                                    -----------
                                                                                                                        519,812
                                                                                                                    -----------
CHEMICALS AND ALLIED PRODUCTS (2.0%)
    300,000  Agrium, Inc., 7.700%, due 02/01/2017..............................................................         254,250
    300,000  Lyondell Chemical Co., Series A, 9.625%, due 05/01/2007...........................................         291,750
    200,000  Smith International, Inc., 7.000%, due 09/15/2007.................................................         199,250
                                                                                                                    -----------
                                                                                                                        745,250
                                                                                                                    -----------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (9.3%)
    300,000  British Telecommunications plc, 8.625%, due 12/15/2030 ...........................................         301,125
    275,000  Clear Channel Communications, Inc., 8.000%, due 11/01/2008 .......................................         277,406
    200,000  Charter Communications Holdings LLC, 8.250%, due 04/01/2007.......................................         182,000
    125,000  Continental Cablevision, Inc., 9.500%, due 08/01/2013.............................................         136,875
    425,000  Deutsche Telekom International Finance, 8.250%, due 06/15/2030....................................         420,750
    200,000  Global Crossing Ltd., 9.125%, due 11/15/2006 .....................................................         192,500
    125,000  Insight Midwest, 10.500%, due 11/01/2010, (b) Cost--$123,136; Acquired--11/01/2000................         130,312
    600,000  Qwest Capital Funding, Inc., 7.900%, due 08/15/2010, (b) Cost--$598,751; Acquired--08/16/2000.....         616,500
    250,000  Telecommunications, Inc., 10.125%, due 04/15/2022.................................................         300,625
    300,000  TeleCorp PCS, Inc., 10.625%, due 07/15/2010.......................................................         306,000
    300,000  Telefonica Europe, 7.750%, due 09/15/2010.........................................................         304,125
    300,000  WorldCom, Inc., 8.250%, due 05/15/2010............................................................         309,000
                                                                                                                    -----------
                                                                                                                      3,477,218
                                                                                                                    -----------
DEPOSITORY INSTITUTIONS (4.7%)
    275,000  Dime Bancorp, Inc., 9.000%, due 12/19/2002........................................................         276,719
    750,000  St. Paul Bancorp, Inc., 7.125%, due 02/15/2004....................................................         755,625
    250,000  Sovereign Bancorp, Inc., 10.250%, due 05/15/2004..................................................         247,500
    500,000  Union Planters Bank, National Association, 6.500%, due 03/15/2018.................................         457,500

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
     35,000  Wells Fargo & Co., 5.375%, due 09/30/2003.............................................................$    34,169
                                                                                                                    -----------
                                                                                                                      1,771,513
                                                                                                                    -----------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (20.2%)
    600,000  AES Eastern Energy, 9.000%, due 01/02/2017............................................................     610,284
    250,000  AES Corp., 8.750%, due 12/15/2002.....................................................................     252,187
    500,000  Calpine Corp., 8.250%, due 08/15/2005.................................................................     496,875
    500,000  Coastal Corp., 6.700%, due 02/15/2027.................................................................     496,250
    292,533  East Coast Power LLC, 6.737%, due 03/31/2008..........................................................     289,241
     50,000  El Paso Natural Gas, 7.500%, due 11/15/2026...........................................................      49,000
    250,000  Kinder Morgan Energy Partners, L.P., 8.000%, due 03/15/2005...........................................     263,437
    350,000  MCN Investment Corp., 6.350%, due 04/02/2002..........................................................     348,687
    650,000  Midwest Generation, LLC., 8.560%, due 01/02/2016, (b) Cost--$650,000; Acquired--08/17/2000 ...........     592,815
    300,000  NRG Energy, Inc., 8.250%, due 09/15/2010..............................................................     309,000
    100,000  Pinnacle Partners, 8.830%, due 08/15/2004, (b) Cost--$100,000; Acquired--08/02/2000...................     102,500
  1,000,000  PSEG Energy Holdings, 9.125%, due 02/10/2004..........................................................   1,026,250
    350,000  Southern Energy, Inc., 7.900%, due 07/15/2009, (b) Cost--$338,027; Acquired--11/03/2000 & 10/26/2000..     347,812
    350,000  Southern Energy, Inc., 9.125%, due 06/30/2017, (b) Cost--$350,000; Acquired--12/07/2000...............     355,637
    250,000  Tennessee Gas Pipeline, 7.000%, due 10/15/2028........................................................     235,000
    600,000  TXU Corp., 7.625%, due 10/15/2012.....................................................................     606,000
    400,000  Waste Management, Inc., 6.625%, due 07/15/2002........................................................     392,500
    155,000  Waste Management, Inc., 6.875%, due 05/15/2009........................................................     145,894
    650,000  Williams Companies, Inc., 7.625%, due 07/15/2019......................................................     650,812
                                                                                                                    -----------
                                                                                                                      7,570,181
                                                                                                                    -----------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (0.3%)
    100,000  EchoStar Broadband Corp., 10.375%, due 10/01/2007, (b) Cost--$97,635; Acquired--12/14/2000............      98,750
                                                                                                                    -----------
FOOD AND KINDRED PRODUCTS (1.3%)
    500,000  PanAmerican Beverage, Inc., 8.125%, due 04/01/2003....................................................     504,375
                                                                                                                    -----------
GENERAL MERCHANDISE STORES (0.6%)
    350,000  Shopko Stores, Inc., 6.500%, due 08/15/2003...........................................................     222,250
                                                                                                                    -----------
HOTELS, OTHER LODGING PLACES (1.1%)
     50,000  HMH Properties, Inc., 8.450%, due 12/01/2008..........................................................      48,750
    200,000  Marriott International, Inc., 6.625%, due 11/15/2003..................................................     199,250
    175,000  Park Place Entertainment, 8.875%, due 09/15/2008 .....................................................     177,625
                                                                                                                    -----------
                                                                                                                        425,625
                                                                                                                    -----------
INSURANCE CARRIERS (0.4%)
    150,000  Delphi Financial Group, Inc., 8.000%, due 10/01/2003..................................................     150,375
                                                                                                                    -----------
LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (2.1%)
    500,000  Louisiana-Pacific Corp., 8.500%, due 08/15/2005.......................................................     491,875
    300,000  West Fraser Mill, 7.250%, due 09/15/2002..............................................................     301,875
                                                                                                                    -----------
                                                                                                                        793,750
                                                                                                                    -----------
MOTION PICTURES (0.4%)
    150,000  Liberty Media Corp., 8.250%, due 02/01/2030...........................................................     137,250
                                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.8%)
    550,000  General Electric Capital Corp., 6.500%, due 12/10/2007................................................$   556,875
    100,000  General Motors Acceptance Corp., 7.750%, due 01/19/2010...............................................    103,250
                                                                                                                    -----------
                                                                                                                       660,125
                                                                                                                    -----------
OIL AND GAS EXTRACTION (8.9%)
    225,000  Cliffs Drilling Co., Series B, 10.250%, due 05/15/2003................................................    229,219
    175,000  ENSCO International, Inc., 6.750%, due 11/15/2007.....................................................    170,844
    300,000  Noble Drilling Corp., 7.500%, due 03/15/2019..........................................................    295,500
    200,000  Occidental Petroleum Corp., 6.400%, due 04/01/2003....................................................    198,250
    350,000  Occidental Petroleum Corp., 8.450%, due 02/15/2029....................................................    386,750
    250,000  Pride Petroleum Services, Inc., 9.375%, due 05/01/2007................................................    258,750
    300,000  USX Corp., 8.500%, due 03/01/2023.....................................................................    305,250
    680,000  USX Corp., 6.850%, due 03/01/2008.....................................................................    657,900
    800,000  Yosemite Securities Trust I, 8.250%, due 11/15/2004, (b) Cost--$799,784; Acquired--11/04/1998.........    829,000
                                                                                                                    -----------
                                                                                                                     3,331,463
                                                                                                                    -----------
PAPER AND ALLIED PRODUCTS (1.5%)
    300,000  Abitibi-Consolidated, Inc., 8.300%, due 08/01/2005....................................................    306,750
    250,000  Potlatch Corp., 6.250%, 03/15/2002....................................................................    247,812
                                                                                                                    -----------
                                                                                                                       554,562
                                                                                                                    -----------
PETROLEUM REFINING AND RELATED INDUSTRIES (1.6%)
     50,000  Pennzoil Co., 10.125%, due 11/15/2009.................................................................     60,688
    150,000  Pennzoil Co., 10.250%, due 11/01/2005.................................................................    171,750
     50,000  Norsk Hydro ASA, 8.400%, due 07/15/2004...............................................................     53,000
    300,000  Valero Energy Corp., 8.375%, due 06/15/2005...........................................................    319,500
                                                                                                                    -----------
                                                                                                                       604,938
                                                                                                                    -----------
PIPE LINES, EXCEPT NATURAL GAS (0.5%)
    175,000  Pemex Finance, Ltd., 9.030%, due 02/15/2011...........................................................    184,790
                                                                                                                    -----------
PRINTING, PUBLISHING AND ALLIED INDUSTRIES (0.9%)
    400,000  News America, Inc., 7.125%, due 04/08/2028............................................................    327,000
                                                                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) (1.2%)
    250,000  Colonial Realty, L.P., 7.500%, due 07/15/2001.........................................................    250,000
    200,000  Corporate Property Investors, Inc., 9.000%, due 03/15/2002, (b) Cost--$206,381; Acquired--03/17/1998..    204,000
                                                                                                                    -----------
                                                                                                                       454,000
                                                                                                                    -----------
TOBACCO PRODUCTS (0.6%)
    250,000  R.J. Reynolds Tobacco Holdings, Inc., 7.375%, due 05/15/2003..........................................    242,812
                                                                                                                    -----------
TRANSPORTATION BY AIR (0.4%)
    146,707  Delta Air Lines, Inc., 1992 ETC-C, 8.540%, due 01/02/2007.............................................    148,358
                                                                                                                    -----------
TRANSPORTATION EQUIPMENT (1.1%)
    375,000  Northrop-Grumman Corp., 9.375%, due 10/15/2024........................................................    392,812
                                                                                                                    -----------
             TOTAL CORPORATE BONDS (COST $22,889,322).............................................................. 23,414,459
                                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (5.9%)
    200,000  Azusa Pacific University California, Revenue, 7.250%, due 04/01/2009................................    $  206,750
    175,000  Decatur, Texas Hospital Revenue, 7.750%, due 09/01/2009.............................................       167,781
     72,000  Fort Worth Texas, Higher Education, Finance Corp., Revenue, 7.500%, due 10/01/2006..................        73,170
    125,000  Maryland State Economic Development Corp., 8.625%, due 09/01/2006 ..................................       129,375
    505,000  North Carolina Eastern Municipal Power Agency Revenue, 7.050%, due 01/01/2007.......................       513,206
    135,000  Reeves County Texas Certificates of Participation, 6.700%, due 03/31/2005...........................       135,117
    300,000  Reeves County Texas Certificates of Participation, 7.250%, due 06/01/2011...........................       298,125
    350,000  Republic of South Africa, 9.1250%, due 05/19/2009...................................................       359,625
    150,000  Tuscaloosa, Alabama Educational Building Authorization, 9.000%, due 06/01/2010......................       153,938
    150,000  United Mexican States, 9.875%, due 02/01/2010.......................................................       161,250
                                                                                                                    -----------
             TOTAL MUNICIPAL BONDS (COST $2,660,156).............................................................     2,198,337
                                                                                                                    -----------
ASSET BACKED SECURITIES (7.2%)
    173,290  Bear Stearns Commercial Mortgage Securities, Inc., 99-C1 A1, 5.910%, due 05/14/2008.................       171,728
    500,000  Chase Funding Mortgage Loan Asset-Backed, 99-2 IA2, 6.860%, due 12/26/2024..........................       503,733
    100,000  COMED Transitional Funding Trust, 98-1 A7, 5.740%, due 12/25/2010...................................        97,033
    500,000  Contimortgage Home Equity Loan Trust, 98-2 A7, 6.570%, due 03/15/2023...............................       496,361
     44,732  First Union-Chase Commercial Mortgage, 99-C2 A1, 6.363%, due 06/15/2008.............................        45,130
    200,000  First Union-Lehman Brothers Commercial Mortgage, 97-C2 A2, 6.600%, due 05/18/2007...................       203,235
    349,415  GMAC Commercial Mortgage Securities, Inc., 99-C1 A1, 5.830%, due 05/15/2033.........................       345,234
    260,270  Nationslink Funding Corp., 98-2 A1, 6.001%, due 11/20/2007..........................................       259,009
    275,000  Residential Funding Mortgage Securities, 00-HI1 AI5, 7.960%, due 12/25/2014.........................       286,275
    300,000  Residential Funding Mortgage Securities 2, 00-HI4 AI2, 7.390%, due 04/25/2011.......................       302,037
                                                                                                                    -----------
             TOTAL ASSET BACKED SECURITIES (COST $2,697,617).....................................................     2,709,775
                                                                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.0%)
    271,587  CMO Bank Of America Mortgage Securities, 00-5 A1, 7.7500%, due 10/25/2030 ..........................       273,691
     95,246  Iroquois Trust, 97-1 A, 7.000%, due 12/15/2006......................................................        94,726
    263,116  Paine Webber Mortgage Acceptance, 99-4 2B1, 6.326%, due 01/28/2009..................................       261,728
    117,270  Rural Housing Trust, 87-1 3B, 7.330%, due 04/01/2026................................................       119,126
                                                                                                                    -----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $737,858)...........................................       749,271
                                                                                                                    -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.7%)
    113,929  Federal Home Loan Mortgage Corp., # G00479, 9.000%, due 04/01/2025..................................       117,739
    346,132  Federal Home Loan Mortgage Corp., # G00943, 6.000%, due 07/01/2028..................................       335,315
     29,682  Federal Home Loan Mortgage Corp., # C00712, 6.500%, due 02/01/2029..................................        29,293
    280,869  Federal Home Loan Mortgage Corp., # C28063, 6.500%, due 07/01/2029..................................       277,183
    235,265  Federal Home Loan Mortgage Corp., # C32933, 7.500%, due 11/01/2029..................................       238,720
     20,671  Federal National Mortgage Assn., # 062289, 6.710%, due 03/01/2028...................................        20,568
     96,533  Federal National Mortgage Assn., # 183567, 7.500%, due 11/01/2022...................................        97,921
    107,644  Federal National Mortgage Assn., # 286122, 7.000%, due 06/01/2024...................................       107,812
     98,676  Federal National Mortgage Assn., # 349410, 7.000%, due 08/01/2026...................................        98,831
     28,357  Government National Mortgage Assn., # 354859, 9.000%, due 07/15/2024................................        29,429
      1,273  Government National Mortgage Assn., # 051699, 15.000%, due 07/15/2011...............................         1,500
      1,320  Government National Mortgage Assn., # 056522, 14.000%, due 08/15/2012...............................         1,545
    465,000  U.S. Treasury Bond, 6.125%, due 08/15/2029..........................................................       506,560

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    700,000  U.S. Treasury Note, 5.750%, due 10/31/2002........................................................    $    706,503
    105,000  U.S. Treasury Note, 5.750%, due 08/15/2010........................................................         110,078
  2,395,000  U.S. Treasury Note, 5.750%, due 11/15/2005........................................................       2,472,838
  1,075,000  U.S. Treasury Note, 5.625%, due 11/30/2002........................................................       1,084,155
                                                                                                                    -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $6,146,472)....................................       6,235,990
                                                                                                                    -----------
SHORT-TERM INVESTMENTS (2.9%)
1,100,000    Newell Company, Inc., 6.550%, due 01/02/2001......................................................       1,099,400
                                                                                                                    -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $1,099,400)....................................................       1,099,400
                                                                                                                    -----------
             TOTAL INVESTMENTS (COST $37,139,081) (99.6%)......................................................      37,286,039
                                                                                                                    -----------
             Other assets, less liabilities (0.4%).............................................................         146,693
                                                                                                                   ------------
             NET ASSETS (100.0%)...............................................................................    $ 37,432,732
                                                                                                                    -----------


------------------------------------------------------------------------
(a) PIK--Payment in Kind.
    TOPrS--Trust Originated Preferred Securities.
(b) Restricted under Rule 144A of the Securities Act of 1933.









   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
GOVERNMENT SECURITIES PORTFOLIO


================================================================================
PORTFOLIO MANAGER'S REVIEW

   During 2000, interest rates on short-term securities were higher than interest rates on longer dated securities. This inversion in the yield curve, which was enhanced by the U.S. Treasury buy-backs of long dated debt, offered several challenges to our investment strategy. However, we were able to chart a course and manage the portfolio through these challenges to gain a respectable return for 2000.

   Typically, as the yield curve inverts, mortgage-backed securities under perform U.S. Treasury bonds. In fact, the best performing sector of the bond market was U.S. Treasury debt during 2000. Our investment strategy has been to combine a healthy exposure of U.S. Treasury securities with a combination of mortgage and asset-backed securities, agency debentures, corporate notes, and taxable municipal bonds. Consistent with the investment objective of the portfolio, the diversification across the various sectors offers a higher level of income to the shareholders than just investing in U.S. government bonds. Ultimately, we believe this helps to stabilize the return of the portfolio in a market environment that has experienced a lot of volatility.

   The strategy going forward will be to maintain the Portfolio's exposure to U.S. Treasury securities as well as municipal bonds and corporate bonds in the shorter maturity range. This is consistent with structuring a high level of income to the portfolio while maintaining a high level of diversification. Our expectation is that spreads in the asset-backed, corporate and taxable municipal bond sectors will continue to tighten during 2001 offering incremental return to investors.





Gregory J. Hahn, CFA
Senior Vice President
Chief Investment Officer
Conseco Capital Management Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GOVERNMENT SECURITIES PORTFOLIO, THE LEHMAN BROTHERS GOVERNMENT AND THE LEHMAN BROTHERS MBS INDEX

[Data below represents line chart in printed piece.]


                Government          Lehman Brothers    Lehman Brothers
DATE       Securities Portfolio    Government Index       MBS Index
12/31/90           10000               10000               10000
12/31/91           11572               11532               11572
12/31/92           12376.2             12365.8             12377.9
12/31/93           13508.9             13684               13224.5
12/31/94           13130.5             13221.4             13011.6
12/31/95           15408.1             15646.2             15197.6
12/31/96           15831.8             16079.6             16010.6
12/31/97           17139.9             17621.7             17530
12/31/98           18352.2             19357.4             18750.1
12/31/99           17902.3             18925.8             19098.9
12/31/00           19999.2             21431.5             21230.3


-------------------------------
  Average Annual Total Return
-------------------------------
  1 Year   5 Years  10 Years
-------------------------------
  11.71%    5.36%     7.17%
-------------------------------


Past performance is not predictive of future performance.
Performance does not include separate account expenses.

CONSECO SERIES TRUST

GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.5%)

INSURANCE COMPANIES (0.5%)
      4,000  Lincoln National Corp., 6.400%, TOPrS (a) ........................................................... $    100,000
                                                                                                                    -----------
             TOTAL PREFERRED STOCKS (COST $100,000)...............................................................      100,000
                                                                                                                    -----------
CORPORATE BONDS (8.0%)
DEPOSITORY INSTITUTIONS (3.3%)
    200,000  Dime Bancorp, Inc., 7.000%, due 07/25/2001...........................................................      199,250
    125,000  First Union Corp., 7.800%, due 08/18/2010............................................................      129,219
    300,000  Wells Fargo & Co., 5.375%, due 09/30/2003............................................................      292,875
                                                                                                                    -----------
                                                                                                                        621,344
                                                                                                                    -----------
FOOD AND KINDRED PRODUCTS (0.5%)
    100,000  Nabisco Holdings Corp., Inc., 6.000%, due 02/15/2011.................................................       99,750
                                                                                                                    -----------
INSURANCE CARRIERS (0.7%)
    125,000  Aon Corp., 6.900%, due 07/01/2004....................................................................      125,625
                                                                                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (0.5%)
    100,000  Ford Motor Credit Co., 7.500%, due 03/15/2005........................................................      102,125
                                                                                                                    -----------
OIL AND GAS EXTRACTION (0.3%)
     50,000  Occidental Petroleum Corp., 8.450%, due 02/15/2029 ..................................................       55,250
                                                                                                                    -----------
PIPE LINES, EXCEPT NATURAL GAS (0.7%)
    125,000  Osprey Trust/Osprey I, 8.310%, due 01/15/2003, (b) Cost--$125,399; Acquired--04/13/2000..............      127,656
                                                                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) (1.2%)
    225,000  Camden Property Trust, 6.750%, due 11/15/2001........................................................      224,156
                                                                                                                    -----------
SECURITY AND COMMODITY BROKERS (0.8%)
    150,000  Lehman Brothers Holdings, Inc., Series D, MTN, 9.000%, due 09/28/2001................................      153,187
                                                                                                                    -----------
             TOTAL CORPORATE BONDS (COST $1,485,531)..............................................................    1,509,093
                                                                                                                    -----------
MUNICIPAL BONDS (7.6%)
    280,000  Alaska Industrial Development & Export Auth., 6.625%, due 05/01/2006.................................      280,000
    200,000  Azusa Pacific University California, Revenue, 7.250%, due 04/01/2009.................................      206,750
    330,000  Cherokee County Georgia Water and Sewer Authority, Revenue, 6.750%, due 08/01/2009...................      337,012
    300,000  Las Vegas, Nevada, 6.700%, due 07/01/2008............................................................      304,125
    200,000  Pinellas County Florida Housing Finance Authority Multifamily Mtg., Revenue, 6.750%, due 07/01/2011..      202,750
    100,000  Shreveport Louisiana Certificates of Indebtedness, 6.350%, due 10/01/2004............................      101,000
                                                                                                                    -----------
             TOTAL MUNICIPAL BONDS (COST $1,408,136)..............................................................    1,431,637
                                                                                                                    -----------
ASSET BACKED SECURITIES (8.2%)
     43,322  Bear Stearns Commercial Mortgage Securities, Inc., 99-C1 A1, 5.910%, due 05/14/2008..................       42,932
    220,000  Fingerhut Master Trust, 98-1 A, 6.070%, due 02/15/2005...............................................      219,901
     52,543  IMC Home Equity Loan Trust, 96-1 A5, 6.290%, due 12/25/2013..........................................       52,299
    100,000  Metris Master Trust, 97-1 B, 7.110%, due 10/20/2005..................................................      100,799
    180,000  The Money Store Home Equity Trust, 98-A AF5, 6.370%, due 12/15/2023..................................      180,275
     90,000  Residential Funding Mortgage Securities I, 99-HI6 AI3, 7.340%, due 07/25/2012........................       91,436
    250,000  Residential Funding Mortgage Securities, 99-HI8 AI2, 7.030%, due 07/25/2010..........................      250,643

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    100,000  Residential Asset Securities Corporation, 98-KS3 AI3, 5.910%, due 08/25/2022.......................   $     99,394
    325,000  Residential Asset Securities Corporation, 99-KS2 AI3, 6.600%, due 06/25/2020.......................        324,441
    175,408  The Money Store Home Equity Trust, 93-C A3, 5.750%, due 10/15/2022.................................        174,073
                                                                                                                    -----------
             TOTAL ASSET BACKED SECURITIES (COST $1,456,324)....................................................      1,536,193
                                                                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.0%)
    113,923  Fanniemae Grantor Trust, 99-T2 A1, 7.500%, due 01/19/2039..........................................        117,504
    198,722  GE Capital Mortgage Services, Inc., 98-12 2A1, 6.600%, due 06/25/2028..............................        198,048
    121,207  CMO Government National Mortgage Assn., 00-29 A, 7.500%, due 07/20/2026............................        123,161
    106,496  Housing Securities, Inc., 94-2 A1, 6.500%, due 07/25/2009..........................................        106,813
    162,280  CMO PNCMS 1999-1 1A2, 6.250%, due 02/25/2029.......................................................        161,105
     28,000  Residential Funding Mortgage Securities I, 97-S5 A4, 7.625%, due 04/25/2027........................         27,867
     18,003  Tiers Asset-Backed Securities, Series CHAMT Trust 97-7, 6.688%, due 11/15/2003.....................         18,003
                                                                                                                    -----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $794,584)..........................................        752,501
                                                                                                                    -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (65.8%)
     83,001  Federal Home Loan Mortgage Corp., # D66012, 7.000%, due 11/01/2025.................................         83,183
    135,527  Federal Home Loan Mortgage Corp., Multi Family Pool, 6.775%, due 11/01/2003........................        138,206
    571,496  Federal Home Loan Mortgage Corp., # C00910, 7.500%, due 01/01/2030.................................        579,890
    350,000  FGLMC Pool # C01106, 7.000%, due 12/01/2030........................................................        350,766
    370,914  Federal Home Loan Mortgage Corp., # C28063, 6.500%, due 07/01/2029.................................        366,046
    188,692  Federal Home Loan Mortgage Corp., # C29168, 6.500%, due 07/01/2029.................................        186,216
     40,773  Federal Home Loan Mortgage Corp., # E00441, 7.500%, due 07/01/2011.................................         41,652
    250,000  Federal Home Loan Bank, 6.020%, due 10/29/2003.....................................................        249,117
    100,000  Federal Home Loan Bank, 5.275%, due 11/20/2003.....................................................         98,593
    500,000  Federal Home Loan Bank, 7.080%, due 07/21/2006.....................................................        499,954
    100,000  Federal National Mortgage Assn., MTN, 6.430%, due 02/06/2008.......................................         99,211
    200,000  Federal National Mortgage Assn., MTN, 6.110%, due 07/14/2003.......................................        199,651
    500,000  Federal National Mortgage Assn., MTN, 6.200%, due 04/01/2009.......................................        496,581
    150,000  Federal National Mortgage Assn., 6.000%, due 02/23/2009............................................        147,581
    650,000  Federal National Mortgage Assn., Series B, MTN, 6.040%, due 02/25/2009.............................        640,767
     16,715  Federal National Mortgage Assn., # 174166, 8.000%, due 06/01/2002..................................         16,845
     54,459  Federal National Mortgage Assn., # 190922, 7.500%, due 07/01/2001..................................         55,446
     55,599  Federal National Mortgage Assn., # 275232, 5.500%, due 03/01/2001..................................         54,279
     66,214  Federal National Mortgage Assn., # 303621, 6.000%, due 12/01/2002..................................         65,531
     68,857  Federal National Mortgage Assn., # 303780, 7.000%, due 03/01/2026..................................         68,965
    290,551  Government National Mortgage Assn., # 408675, 7.500%, due 01/15/2026...............................        295,545
      1,337  Government National Mortgage Assn., # 044522, 13.000%, due 03/15/2011..............................          1,540
      4,354  Government National Mortgage Assn., # 119896, 13.000%, due 11/15/2014..............................          5,013
    475,000  U.S. Treasury Bond, 7.500%, due 11/15/2016.........................................................        573,071
    200,000  U.S. Treasury Bond, 8.000%, due 11/15/2021.........................................................        258,844
    100,000  U.S. Treasury Bond, 6.375%, due 08/15/2027.........................................................        111,012
    875,000  U.S. Treasury Bond, 5.250%, due 11/15/2028.........................................................        838,794
    375,000  U.S. Treasury Bond, 5.250%, due 02/15/2029.........................................................        360,176
    599,000  U.S. Treasury Bond, 6.125%, due 08/15/2029.........................................................        652,536
    400,000  U.S. Treasury Bond, 6.500%, due 02/15/2010.........................................................        437,906

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
  1,150,000  U.S. Treasury Note, 5.750%, due 08/15/2010........................................................    $  1,205,614
    675,000  U.S. Treasury Note, 6.000%, due 09/30/2002........................................................         684,054
  2,100,000  U.S. Treasury Note, 5.750%, due 11/15/2005........................................................       2,168,250
    350,000  U.S. Treasury Note, 5.625%, due 11/30/2002........................................................         352,981
                                                                                                                    -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $12,050,061)...................................      12,383,816
                                                                                                                    -----------
             TOTAL INVESTMENTS (COST $17,294,636) (94.1%)......................................................      17,713,240
                                                                                                                    -----------
             Other assets, less liabilities (5.9%).............................................................       1,120,162
                                                                                                                    -----------
             NET ASSETS (100.0%)...............................................................................    $ 18,833,402
                                                                                                                    -----------


----------------------------------------------------------------------------
(a) TOPrS---Trust Originated Preferred Securities.
(b) Restricted under Rule 144A of the Securities Act of 1933.















   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
MONEY MARKET PORTFOLIO


================================================================================
PORTFOLIO MANAGER'S REVIEW

   Over the past year, the U.S. economy showed strong growth, unemployment was at 4.0%, and the Federal Reserve maintained a tight grip on monetary policy. Money market rates inched higher during the year with rates on U.S. treasury bills and commercial paper peaking in the fourth quarter. This past year was unusual in the financial markets as interest rates on short-term securities offered higher yields than longer dated government bonds. This inversion in the yield curve is typical when the Federal Reserve is tightening monetary policy and trying to slow the economy. The budget surplus has allowed the Treasury to retire debt and reduce the borrowing costs of the U.S. government, which should help maintain low levels of interest rates in the years ahead.

   The latter part of 2000 was particularly volatile as borrowing costs surged after blue chip companies such as Lucent Technologies, Inc., AT&T and DaimlerChrysler were put on watch by the rating agencies for possible downgrades. Weighing on the commercial paper market in the last months of the year was the California energy crisis and the potential default of Mission Energy and Pacific Gas & Electric. If the California legislature does not construct some form of bail out and these utility issuers are allowed to default, the backlash in the capital markets could be pretty severe. By December, however, yields on money market instruments started to fall as the market anticipated Fed easing. Ultimately, the Federal Reserve lowered the Fed Funds rate by 100 basis points in January of 2001 causing interest rates on money market securities to fall dramatically.

   Our investment strategy has been to increase the weighted average maturity of the portfolio toward the end of the year as we expected to see a decline in interest rates during the first quarter of 2001. Our primary investment focus has been in the commercial paper sector given the yield advantage over other money market instruments. Deteriorating credit quality has been a concern especially in light of the slowing economy. This is an investment environment that rewards thorough research and patience. Taxable municipal securities still offer a reasonable yield advantage over other asset classes and help diversify the portfolio.







Gregory J. Hahn
Senior Vice President
Chief Investment Officer
Conseco Capital Management, Inc.

CONSECO SERIES TRUST

MONEY MARKET PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (16.3%)

  2,000,000  Abilene, Texas Health Facilities Development, Revenue, SAVR (b), 6.600%, due 02/06/2001............   $  2,000,000
  2,000,000  Branch Banking &Trust, 5.700%, due 02/01/2001(a)...................................................      1,997,878
  1,000,000  California Housing Finance Agency, Revenue, 6.600%, due 01/17/2001 (a).............................      1,000,000
    550,000  Clinic Building Company, Inc., 6.610%, due 02/01/2001 (a)..........................................        550,000
    985,000  Community Health Systems, 6.650%, due 01/17/2001 (a)...............................................        985,000
    600,000  Community Health Systems, 6.650%, due 01/17/2001 (a)...............................................        600,000
  2,500,000  Georgetown University DC, SAVR (b), 6.930%, due 01/23/2001.........................................      2,500,000
  1,150,000  Golden Oval Eggs, 6.600%, due 01/04/2001 (a).......................................................      1,150,000
  1,000,000  Wells Fargo & Company--Medium Term Note, 5.625%, due 02/05/2001....................................        998,705
  1,375,000  Transamerica Finance Corp.--Medium Term Note, 6.125%, due 11/01/2001...............................      1,366,801
  2,100,000  Volusia County Florida Individual Development Authority, Revenue, SAVR (b), 6.900%, due 01/16/2001.      2,100,000
    500,000  Yellowood Acres, Inc., SAVR (b), 6.950%, due 01/16/2001............................................        500,000
                                                                                                                    -----------
             TOTAL MUNICIPAL BONDS..............................................................................     15,748,384
                                                                                                                    -----------
CERTIFICATES OF DEPOSIT (2.1%)
  2,000,000  Monogram Bank, 6.540%, due 02/13/2001..............................................................      2,000,000
                                                                                                                    -----------
             TOTAL CERTIFICATES OF DEPOSIT......................................................................      2,000,000
                                                                                                                    -----------
COMMERCIAL PAPER (67.6%)

BUSINESS SERVICES (2.1%)
  2,000,000  International Finance Corp., 6.490%, due 01/16/2001................................................      1,993,510
                                                                                                                    -----------
CHEMICALS AND ALLIED PRODUCTS (4.6%)
  1,000,000  L'Oreal USA, Inc., 6.600%, due 01/19/2001..........................................................        997,983
    600,000  The Estee Lauder Companies, Inc., 6.500, due 01/24/2001............................................        597,183
  1,350,000  Monsanto Co., 6.460%, due 03/16/2001...............................................................      1,331,347
  1,500,000  Pfizer, Inc., 6.500%, due 01/12/2001...............................................................      1,496,208
                                                                                                                    -----------
                                                                                                                      4,422,721
                                                                                                                    -----------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE(10.2%)
  1,340,000  AT&T Corp., 6.700%, due 01/12/2001.................................................................      1,336,509
    250,000  AT&T Corp., 6.650%, due 02/23/2001.................................................................        247,414
    292,000  AT&T Corp., 6.620%, due 03/14/2001.................................................................        287,973
    500,000  Bellsouth Telecommunications, 6.500%, due 01/04/2001...............................................        499,458
    500,000  Bellsouth Telecommunications, 6.480%, due 01/18/2001...............................................        498,200
  2,000,000  British Telecom, 6.470%, due 02/12/2001............................................................      1,983,825
  1,844,000  Lucent Technologies, 7.250%, due 01/12/2001........................................................      1,838,800
    700,000  SBC Communications, Inc., 6.520%, due 01/17/2001...................................................        697,591
    500,000  SBC Communications, Inc., 6.450%, due 02/13/2001...................................................        495,879
  2,000,000  Verizon Funding, 6.530%, due 01/17/2001............................................................      1,993,107
                                                                                                                    -----------
                                                                                                                      9,878,756
                                                                                                                    -----------
DEPOSITORY INSTITUTIONS (13.9%)
  2,000,000  CIT Group, 6.500%, due 01/16/2001..................................................................      1,993,500
  2,000,000  Dakota Trust Certificates, 6.560%, due 01/08/2001..................................................      1,996,356
  2,000,000  Deutsche Bank Financial, Inc., 6.470%, due 02/12/2001..............................................      1,983,825
  1,033,000  Fleet Mortgage Group, 6.560%, due 01/04/2001.......................................................      1,031,871

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

MONEY MARKET PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    750,000  Golden Funding, 6.620%, due 01/30/2001.............................................................    $   745,587
    750,000  Golden Funding, 6.400%, due 03/23/2001.............................................................        738,800
  2,000,000  Great Lakes Funding, 6.600%, due 01/25/2001........................................................      1,990,100
  2,000,000  Montauk Funding, 6.550%, due 02/09/2001............................................................      1,984,717
  1,000,000  Bank of America, 6.480%, due 02/15/2001............................................................        991,360
                                                                                                                    -----------
                                                                                                                     13,456,116
                                                                                                                    -----------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (6.1%)
  2,000,000  Allegheny Power System, 6.580%, due 01/08/2001.....................................................      1,996,344
  1,415,000  National Rural Utilities, 6.530%, due 01/09/2001...................................................      1,412,177
    500,000  National Rural Utilities, 6.530%, due 01/10/2001...................................................        498,912
  2,000,000  Wisconsin Energy, 6.480%, due 02/09/2001...........................................................      1,984,880
                                                                                                                    -----------
                                                                                                                      5,892,313
                                                                                                                    -----------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (3.9%)
  2,000,000  Emerson Electric Co., 6.470%, due 01/17/2001.......................................................      1,993,171
  1,800,000  Motorola, Inc., 6.430%, due 03/01/2001.............................................................      1,780,067
                                                                                                                    -----------
                                                                                                                      3,773,238
                                                                                                                    -----------
FABRICATORS METAL, EXCEPT MACHINERY AND TRANSPORTATION EQUIPMENT (1.0%)
  1,000,000  Gillette Company, 6.480%, due 01/12/2001...........................................................        997,480
                                                                                                                    -----------
FOOD AND KINDRED PRODUCTS (0.8%)
    800,000  Campbell Soup, 6.490%, due 01/24/2001..............................................................        796,250
                                                                                                                    -----------
INSURANCE CARRIERS (3.1%)
  1,000,000  John Hancock Capital Corp.,  6.450%, due 02/09/2001................................................        992,475
  2,000,000  Met Life Funding, 6.480%, due 02/16/2001...........................................................      1,982,360
                                                                                                                    -----------
                                                                                                                      2,974,835
                                                                                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (9.0%)
    500,000  Enterprise Funding Corp., 6.620%, due 01/11/2001...................................................        498,805
    478,000  Enterprise Funding Corp., 6.630%, due 01/16/2001...................................................        476,415
  2,000,000  Ford Motor Credit Co., 6.510%, due 01/17/2001......................................................      1,993,128
  1,000,000  Fountain Square Community Funding, 6.530%, due 02/26/2001..........................................        989,298
    269,000  Fountain Square Community Funding, 6.430%, due 03/05/2001..........................................        265,829
    300,000  General Electric Capital Corp., 6.570%, due 01/17/2001.............................................        298,960
  1,700,000  General Electric Capital Corp., 6.510%, due 01/19/2001.............................................      1,693,544
  1,000,000  General Motors Acceptance Corp., 6.470%, due 02/07/2001............................................        992,811
  1,500,000  General Motors Acceptance Corp.,  6.450%, due 02/20/2001...........................................      1,485,756
                                                                                                                    -----------
                                                                                                                      8,694,546
                                                                                                                    -----------
PRINTING, PUBLISHING AND ALLIED INDUSTRIES (4.1%)
  2,000,000  Gannett Co., 6.480%, due 02/16/2001................................................................      1,982,360
  2,000,000  Tribune Co., 6.510%, due 02/12/2001................................................................      1,983,725
                                                                                                                    -----------
                                                                                                                      3,966,085
                                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

MONEY MARKET PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000

===============================================================================================================================
     SHARES OR
     PRINCIPAL
      AMOUNT                                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS (1.5%)
  1,000,000  Nike, Inc., 6.500%, due 01/30/2001.................................................................   $    994,222
    500,000  Nike, Inc., 6.500%, due 02/21/2001.................................................................        495,125
                                                                                                                    -----------
                                                                                                                      1,489,347
                                                                                                                    -----------
 SECURITY AND COMMODITY BROKERS (5.2%)
  2,000,000  Franklin Resource, Inc., 6.530%, due 01/19/2001....................................................      1,992,382
  2,000,000  Merrill Lynch & Company, Inc., 6.550%, due 01/11/2001..............................................      1,995,269
  1,000,000  Salomon Smith Barney, 6.570%, due 01/30/2001.......................................................        994,160
                                                                                                                    -----------
                                                                                                                      4,981,811
                                                                                                                    -----------
TRANSPORTATION BY AIR (2.1%)
  2,000,000  Kitty Hawk Funding Corp., 6.490%, due 02/02/2001...................................................      1,987,381
             TOTAL COMMERCIAL PAPER.............................................................................     65,304,389
                                                                                                                    -----------
             TOTAL INVESTMENTS (86.0%)..........................................................................     83,052,773
                                                                                                                    -----------
             Other assets, less liabilities (14.0%).............................................................     13,563,666
                                                                                                                    -----------
             NET ASSETS (100.0%)................................................................................   $ 96,616,439
                                                                                                                    -----------


---------------------------------------------------------------------------
(a) Variable Coupon Rate
(b) SAVR--Select Auction Variable Rate.









   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000

================================================================================
(1) GENERAL

   Conseco Series Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which currently represents a separate portfolio of investments. The Trust consists of seven series ("Portfolios") each with its own investment objective and investment policies. The Portfolios are the Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income, Government Securities, and Money Market. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity and variable life contracts.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME

   The investments in each Portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

Portfolio                       Cost        Market Value    % of Investments
----------------------      ------------   --------------   ----------------
Balanced Portfolio--
  preferred stock           $1,069,950       $1,040,000          1.38%
Balanced Portfolio--
  bonds                      5,941,970        5,863,078          7.79%
High Yield Portfolio--
  bonds                        155,372          155,712          3.94%
Fixed Income Portfolio--
  preferred stock              358,256          364,000          0.98%
Fixed Income Portfolio--
  bonds                      3,263,714        3,277,326          8.79%
Government Portfolio--
  bonds                        125,399          127,656          0.72%

   These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933.

   The Board of Trustees (the "Trustees") determined that the Money Market Portfolio will value investments at amortized cost, which is conditioned on the Trust's compliance with certain conditions contained in Rule 2a-7 of the Act. The investment adviser of the Trust continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

   In all Portfolios of the Trust, except for the Money Market Portfolio, securities that are traded on stock exchanges are valued at closing market prices on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued by third party pricing services. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. Debt securities purchased with maturities of sixty (60) days or less may be valued at amortized cost.

FEDERAL INCOME TAXES

   Each Portfolio is treated as a separate taxable entity for federal income tax purposes and qualifies as a regulated investment company under subchapter M of the Internal Revenue Code. The Trust intends to distribute substantially all taxable income and net capital gains to shareholders, and otherwise comply with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

DIVIDENDS TO SHAREHOLDERS

   Dividends are declared and reinvested from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Government Securities, Fixed Income and High Yield Portfolios, on a quarterly basis in the Balanced Portfolio and on an annual basis in the Conseco 20 Focus and Equity Portfolios. Distributions of net short-term capital gains and losses were declared and reinvested as a component of net investment income prior to June 30, 1998, thereafter on an annual basis as a component of net realized gains (losses).

   Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect per-share allocations between net investment income and realized and unrealized gain (loss). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Portfolio or Portfolios to which such gains are attributable. Permanent items identified in the period ended December 31, 2000, have been reclassified among the components of net assets as follows:

Portfolio               Net Investment Gain (Loss)   Net Realized Gain (Loss)
---------------------   -------------------------    -----------------------
Equity Portfolio               $ 67,688                    $      --

INCOME EQUALIZATION

   Prior to June 30, 1999 the Equity, Balanced, Government Securities, and Fixed Income Portfolios followed the accounting practice known as income equalization by which a portion of the proceeds from sales and costs of redemptions of shares which is equivalent, on a per share basis, to the amount of distributable investment income on the date the transaction is credited or charged to net undistributed income. Effective June 30, 1999, the Trust has elected to discontinue accruing income equalization.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000

================================================================================
USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

PREMIUM AND AMORTIZATION OF BONDS

   In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide requires the Trust to amortize premiums and discounts on all fixed income securities. Upon initial adoption, the Trust was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Trust's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Trust has adopted this procedure as of January 1, 2000.

(3) TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT

   Conseco Capital Management, Inc. (the "Adviser") provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares Portfolio reports for the Trust, monitors
Portfolio compliance by the Trust in its investment activities and pays compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

   The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-held specialized financial services holding company listed on the New York Stock Exchange. Under the investment advisory agreement, the Adviser receives an investment advisory fee based on the daily net asset value at an annual rate of 0.70 percent for the Conseco 20 Focus and High Yield Portfolios,
0.65 percent for the Equity and Balanced Portfolios, 0.50 percent for the Fixed Income, Government Securities, and Money Market Portfolios. The Adviser has voluntarily reduced its advisory fee to 0.25 percent of the average daily net assets of the Money Market Portfolio. The total fees incurred for such services were $3,262,045 for the year or period ended December 31, 2000. The Adviser has a sub-advisory agreement with Oak Associates, Ltd., (Oak) under which Oak acts as the sub-advisor to the Conseco 20 Focus Portfolio. The Adviser also has a sub-advisory agreement with Chicago Equity Partners, LLC (CEP) under which CEP acts as the sub-advisor to the Equity Portfolio and the equity portion of the Balanced Portfolio.

   The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Portfolios through April 30, 2001 to the extent that the ratio of expenses to net assets on an annual basis exceeds the following:

Portfolio
---------
Conseco 20 Focus                  0.9%
Equity                            0.85%
Balanced                          0.85%
High Yield                        0.9%
Fixed Income                      0.7%
Government Securities             0.7%
Money Market                      0.45%

ADMINISTRATIVE AGREEMENT

   Conseco Services, LLC, (the "Administrator") a wholly owned subsidiary of Conseco, supervises the preparation and filing of regulatory documents required for compliance by the Portfolios with applicable laws and regulations, provides Portfolio accounting services, supervises the maintenance of books and records of the Portfolios and provides other general and administrative services. For providing these services, the Administrator receives an annual fee equal to 0.10 percent of the first $100 million of average daily net assets; 0.08 percent of the next $100 million of average daily net assets; and 0.06 percent of average daily net assets in excess of $200 million. The total fees under this Agreement for the year or period ended December 31, 2000 were $454,353.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000

================================================================================
(4) INVESTMENT TRANSACTIONS

   Cost basis gross unrealized appreciation and depreciation of investments at December 31, 2000 are shown below for federal income tax purposes:

                                                   CONSECO                                     HIGH          FIXED      GOVERNMENT
                                                  20 FOCUS         EQUITY      BALANCED        YIELD        INCOME      SECURITIES
                                                  PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
===================================================================================================================================
Federal Tax Cost Basis (a).....................   $2,845,904   $286,249,646   $77,086,046    $3,941,882   $37,140,858   $17,294,636
===================================================================================================================================
Gross unrealized appreciation..................       35,272     29,007,448     3,153,270        19,824       604,638       436,131
Gross unrealized depreciation..................     (699,145)   (19,975,618)   (4,972,906)      (13,700)     (459,457)      (17,527)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation).....  $  (663,873)  $  9,031,830   $(1,819,636)   $    6,124   $   145,181   $   418,604
===================================================================================================================================


------------------------------
(a)Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes. The following summarizes the amount taxable income exceeds net book income:

   PORTFOLIO                                           AMOUNT
   --------                                           --------
   Equity Portfolio..............................     $777,377
   Balanced Portfolio............................        7,166
   Fixed Income Portfolio........................        1,777

   The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year or period ended December 31, 2000 are shown below:

                                                        CONSECO                                   HIGH         FIXED    GOVERNMENT
                                                       20 FOCUS         EQUITY      BALANCED      YIELD       INCOME    SECURITIES
                                                       PORTFOLIO       PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
===================================================================================================================================
Purchases:
   Investments, excluding U.S. government securities
      and short-term investments....................  $10,705,041  $1,449,183,047 $205,435,900  $2,461,444  $64,455,364  $3,925,936
   U.S. government securities.......................           --             --    30,988,031          --   32,570,227  10,076,056
Sales:
   Investments, excluding U.S. government securities
      and short-term investments....................  $ 7,073,325  $1,437,410,637 $185,282,484  $   19,300  $59,781,515  $3,762,487
   U.S. government securities.......................           --             --    29,983,965          --   30,181,960   6,050,189
===================================================================================================================================

(5) FEDERAL INCOME TAX INFORMATION

   As of December 31, 2000, the following portfolios have capital loss carryovers available to offset capital gains in the future, if any:

                                                         AMOUNT        EXPIRES
-------------------------------------------------------------------------------
Fixed Income Portfolio...............................     38,146        2002
Fixed Income Portfolio...............................      5,075        2004
Fixed Income Portfolio...............................    585,028        2007
Fixed Income Portfolio...............................    245,427        2008
Government Securities Portfolio .....................    232,368        2002
Government Securities Portfolio......................    248,559        2007
Government Securities Portfolio .....................    140,223        2008
Money Market Portfolio...............................      5,347        2007
Money Market Portfolio...............................      5,479        2008

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following portfolios had deferred losses, which will be treated as arising on the first day of the fiscal year ended December 31, 2001.

   Conseco 20 Focus Portfolio.............................     $   785,313
   Government Securities Portfolio........................          14,800
   Fixed Income Portfolio.................................          13,689

During the year ended December 31, 2000, the following portfolios declared long-term capital gains distributions as follows:

   Equity Portfolio.......................................      $6,683,309
   Balanced Portfolio.....................................         134,462

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED DECEMBER 31,

================================================================================

                                                                          CONSECO 20
                                                                       FOCUS PORTFOLIO
                                                                       ===============
                                                                           2000 (c)
--------------------------------------------------------------------------------------
Net asset value per share, beginning of period........................      $ 10.00
   Income from investment operations:
      Net investment income...........................................         0.02
      Net realized and unrealized gains (losses) on investments.......        (1.52)
--------------------------------------------------------------------------------------
           Total income (loss) from investment operations.............        (1.50)
--------------------------------------------------------------------------------------
   Distributions:
      Dividends from net investment income............................        (0.02)
      Distribution of net capital gains...............................           --
      Return of capital...............................................           --
--------------------------------------------------------------------------------------
           Total distributions........................................        (0.02)
--------------------------------------------------------------------------------------
Net asset value per share, end of period..............................      $  8.48
======================================================================================

Total return (a)(b)...................................................      (15.04%)

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period...................      $ 3,681
   Ratio of expenses to average net assets (e)........................         0.9%
   Ratio of total expenses to average net assets (b)(e)...............         0.9%
   Ratio of net investment income to average net assets (d)...........        0.33%
   Portfolio turnover rate (d)........................................      351.37%


--------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses as defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2001.
(c) For the period from May 4, 2000 (commencement of operations) through December 31, 2000.
(d)  Not annualized for periods of less than one full year.
(e)  Annualized for periods of less than one full year.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,

================================================================================

                                                                                                EQUITY PORTFOLIO
                                                                        ===========================================================
                                                                           2000         1999         1998         1997        1996
===================================================================================================================================
Net asset value per share, beginning of period......................    $   23.18   $   21.59    $   20.16    $   21.85  $   18.84
   Income from investment operations:
      Net investment income.........................................         0.00          --         0.11         0.06       0.01
      Net realized and unrealized gains (losses) on investments.....         0.63       10.63         3.09         4.06       8.17
-----------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations...........         0.63       10.63         3.20         4.12       8.18
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
      Dividends from net investment income..........................         0.00          --        (0.27)       (4.23)     (4.21)
      Distribution of net capital gains.............................        (4.38)      (9.04)       (0.48)       (1.58)     (0.96)
      Return of capital.............................................           --          --        (1.02)          --         --
-----------------------------------------------------------------------------------------------------------------------------------
           Total distributions......................................        (4.38)      (9.04)       (1.77)       (5.81)     (5.17)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period............................    $   19.43   $   23.18    $   21.59    $   20.16  $   21.85
===================================================================================================================================

Total return (a)(b).................................................        2.71%      50.28%       15.62%       18.68%     44.99%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.................    $ 309,201   $ 300,437    $ 235,001    $ 216,986  $ 171,332
   Ratio of expenses to average net assets..........................        0.78%       0.77%        0.80%        0.80%      0.80%
   Ratio of total expenses to average net assets (b)................        0.81%       0.82%        0.80%        0.80%      0.81%
   Ratio of net investment income to average net assets ............       (0.02%)     (0.10%)       0.55%        0.28%      0.06%
   Portfolio turnover rate..........................................      431.14%     364.53%      317.91%      234.20%    177.03%


---------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses as defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2001.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,

================================================================================

                                                                                               BALANCED PORTFOLIO
                                                                        ===========================================================
                                                                            2000        1999         1998         1997        1996
===================================================================================================================================
Net asset value per share, beginning of period.......................     $ 14.65    $  13.67      $ 13.32     $  13.47   $  12.39
   Income from investment operations:
      Net investment income..........................................        0.43        0.42         0.43         0.44       0.42
      Net realized and unrealized gains (losses) on investments......        0.67        3.72         0.96         2.12       2.77
-----------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations............        1.10        4.14         1.39         2.56       3.19
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
      Dividends from net investment income...........................       (0.43)      (0.42)       (0.43)       (2.20)     (2.07)
      Distribution of net capital gains..............................       (1.87)      (2.74)          --        (0.51)     (0.04)
      Return of capital..............................................          --          --        (0.61)          --         --
-----------------------------------------------------------------------------------------------------------------------------------
           Total distributions.......................................       (2.30)      (3.16)       (1.04)       (2.71)     (2.11)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period.............................     $ 13.45    $  14.65      $ 13.67     $  13.32   $  13.47
===================================================================================================================================

Total return (a)(b)..................................................       7.29%      30.83%       10.37%       17.85%     28.30%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period..................    $ 75,355    $ 51,941     $ 45,904     $ 27,922   $ 16,732
   Ratio of expenses to average net assets...........................       0.78%       0.73%        0.75%        0.75%      0.75%
   Ratio of total expenses to average net assets (b).................       0.83%       0.83%        0.84%        0.84%      0.95%
   Ratio of net investment income to average net assets .............       2.77%       2.89%        3.25%        3.14%      3.15%
   Portfolio turnover rate...........................................     334.36%     343.43%      336.30%      369.39%    208.13%


------------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses as defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2001.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED DECEMBER 31,

================================================================================


                                                                         HIGH YIELD PORTFOLIO
                                                                         ====================
                                                                               2000 (c)
=============================================================================================
Net asset value per share, beginning of period........................        $ 10.00
   Income from investment operations:
      Net investment income...........................................           0.24
      Net realized and unrealized gains (losses) on investments.......           0.07
---------------------------------------------------------------------------------------------
           Total income (loss) from investment operations.............           0.31
---------------------------------------------------------------------------------------------
   Distributions:
      Dividends from net investment income............................          (0.24)
      Distribution of net capital gains...............................             --
      Return of capital...............................................             --
---------------------------------------------------------------------------------------------
           Total distributions........................................          (0.24)
---------------------------------------------------------------------------------------------
Net asset value per share, end of period..............................        $ 10.07
=============================================================================================

Total return (a)(b)...................................................           3.20%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period...................        $ 4,040
   Ratio of expenses to average net assets (e)........................           0.9%
   Ratio of total expenses to average net assets (b)(e)...............           0.9%
   Ratio of net investment income to average net assets (d)...........          3.31%
   Portfolio turnover rate (d)........................................          1.02%


---------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expensesas defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2001.
(c) For the period from June 13, 2000 (commencement of operations) through December 31, 2000.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,

================================================================================

                                                                                             FIXED INCOME PORTFOLIO
                                                                           ========================================================
                                                                            2000        1999         1998         1997       1996
===================================================================================================================================
Net asset value per share, beginning of period......................      $  9.39    $  10.05      $ 10.14      $  9.97    $ 10.15
   Income from investment operations:
      Net investment income.........................................         0.65        0.62         0.64         0.65       0.66
      Net realized and unrealized gains (losses) on investments.....         0.24       (0.66)       (0.03)        0.31      (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations...........         0.89       (0.04)        0.61         0.96       0.48
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
      Dividends from net investment income..........................        (0.65)      (0.62)       (0.64)       (0.79)     (0.66)
      Distribution of net capital gains.............................           --          --           --           --         --
      Return of capital.............................................           --          --        (0.06)          --         --
-----------------------------------------------------------------------------------------------------------------------------------
           Total distributions......................................        (0.65)      (0.62)       (0.70)       (0.79)     (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period............................      $  9.63     $  9.39      $ 10.05      $ 10.14    $  9.97
===================================================================================================================================

Total return (a)(b).................................................        9.87%      (0.44%)       6.17%        9.97%      4.97%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.................     $ 37,433    $ 28,899     $ 23,985     $ 21,277   $ 17,463
   Ratio of expenses to average net assets..........................        0.67%       0.67%        0.70%        0.70%      0.70%
   Ratio of total expenses to average net assets (b)................        0.67%       0.67%        0.80%        0.77%      0.77%
   Ratio of net investment income to average net assets ............        6.87%       6.46%        6.24%        6.50%      6.65%
   Portfolio turnover rate..........................................      280.73%     337.26%      321.09%      276.46%    276.35%


------------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses as defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2001.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,

================================================================================

                                                                                      GOVERNMENT SECURITIES PORTFOLIO
                                                                           ========================================================
                                                                            2000        1999         1998         1997       1996
===================================================================================================================================
Net asset value per share, beginning of period......................       $ 10.96    $ 12.15      $ 12.04      $ 11.94    $ 12.38
   Income from investment operations:
      Net investment income.........................................          0.66       0.64         0.69         0.73       0.72
      Net realized and unrealized gains (losses) on investments.....          0.58      (1.19)        0.14         0.23      (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations...........          1.24      (0.55)        0.83         0.96       0.31
----------------------------------------------------------------------------------------------------------------------------------
  Distributions:
      Dividends from net investment income..........................         (0.66)     (0.64)       (0.72)       (0.86)     (0.71)
      Distribution of net capital gains.............................            --         --           --           --      (0.04)
      Return of capital.............................................            --         --           --           --         --
-----------------------------------------------------------------------------------------------------------------------------------
           Total distributions......................................         (0.66)     (0.64)       (0.72)       (0.86)     (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period............................       $ 11.54    $ 10.96      $ 12.15      $ 12.04    $ 11.94
===================================================================================================================================

Total return (a)(b).................................................        11.71%     (2.48%)       7.07%        8.26%      2.75%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.................      $ 18,833   $ 13,104      $ 7,907      $ 4,270    $ 4,024
   Ratio of expenses to average net assets..........................         0.66%      0.66%        0.70%        0.70%      0.70%
   Ratio of total expenses to average net assets (b)................         0.66%      0.66%        0.96%        0.92%      0.91%
   Ratio of net investment income to average net assets ............         5.89%      5.61%        5.63%        6.05%      6.02%
   Portfolio turnover rate..........................................        69.31%    168.69%       67.49%      195.08%    157.62%


--------------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses as defined in Note 3. These contractual limits may be discontinued at any time after April 31, 2001.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,

================================================================================

                                                                                             MONEY MARKET PORTFOLIO
                                                                           ========================================================
                                                                            2000        1999         1998         1997       1996
===================================================================================================================================
Net asset value per share, beginning of period........................     $ 1.00      $ 1.00       $ 1.00       $ 1.00     $ 1.00
   Income from investment operations:
      Net investment income...........................................       0.06        0.05         0.05         0.05       0.05
      Net realized and unrealized gains (losses) on investments.......       0.00         --            --           --         --
-----------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations.............       0.06        0.05         0.05         0.05       0.05
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
      Dividends from net investment income............................      (0.06)      (0.05)       (0.05)       (0.05)     (0.05)
      Distribution of net capital gains...............................         --          --           --           --         --
      Return of capital...............................................         --          --           --           --         --
-----------------------------------------------------------------------------------------------------------------------------------
           Total distributions........................................      (0.06)      (0.05)       (0.05)       (0.05)     (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period..............................     $ 1.00      $ 1.00       $ 1.00       $ 1.00     $ 1.00
===================================================================================================================================

Total return (a)(b)...................................................      6.08%       4.87%        5.21%        5.25%      5.13%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period...................   $ 96,616    $ 85,692     $ 21,218      $ 8,603    $ 6,985
   Ratio of expenses to average net assets............................      0.41%       0.40%        0.45%        0.45%      0.45%
   Ratio of total expenses to average net assets (b)..................      0.66%       0.65%        0.54%        0.53%      0.59%
   Ratio of net investment income to average net assets ..............      5.98%       4.93%        5.08%        5.14%      5.03%
   Portfolio turnover rate............................................      N/A         N/A          N/A          N/A        N/A


------------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses as defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS



================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE CONSECO SERIES TRUST

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income, Government Securities and Money Market Portfolios (constituting the Conseco Series Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 26, 2001

CONSECO SERIES TRUST
2000 ANNUAL REPORT


================================================================================

CONSECO SERIES TRUST
BOARD OF TRUSTEES

WILLIAM P. DAVES, JR.
   Chairman of the Board
   Consultant to the insurance
      and healthcare industries
      Chairman and CEO, FFG Insurance Co.

MAXWELL E. BUBLITZ, CFA
   President
   President, CEO and Director
      Conseco Capital Management, Inc.
   Senior VP, Conseco, Inc.

HAROLD W. HARTLEY, CFA
   Director, Ennis Business Forms, Inc.
   Former Executive VP, Tenneco
      Financial Services, Inc.

DR. R. JAN LECROY
   Director, Southwest Securities Group, Inc.
   Former President, Dallas Citizens Council

DR. JESS H. PARRISH
   Higher education consultant
   Former President, Midland College

DAVID N. WALTHALL
   Principal, Walthall Asset Management

INVESTMENT ADVISER
   Conseco Capital Management, Inc.
      Carmel, Indiana

CUSTODIAN
   The Bank of New York
   New York, New York

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   Indianapolis, Indiana

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

INVESTMENT SUB-ADVISERS
   Chicago Equity Partners, LLC
   Chicago, IL
   Oak Associates, ltd.
   Akron, OH

================================================================================










                         CONSECO SERIES TRUST IS A REGISTERED INVESTMENT COMPANY
                     MANAGED BY CONSECO CAPITAL MANAGEMENT, INC., A WHOLLY-OWNED
                               SUBSIDIARY OF CONSECO, INC., A FINANCIAL SERVICES
                         ORGANIZATION HEADQUARTERED IN CARMEL, INDIANA. CONSECO,
                    THROUGH ITS SUBSIDIARY COMPANIES AND A NATIONWIDE NETWORK OF DISTRIBUTORS, IS ONE OF MIDDLE AMERICA'S LEADING SOURCES FOR
                          INSURANCE, INVESTMENT AND LENDING PRODUCTS, HELPING 13
                      MILLION CUSTOMERS STEP UP TO A BETTER, MORE SECURE FUTURE.




                                                            CONSECO SERIES TRUST
                                                 11815 North Pennsylvania Street
                                                           Carmel, Indiana 46032
                                                          CI-319 (  /  )   06104
                                                   (C) 2001 Conseco Series Trust

                                                                 www.conseco.com


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